TAX-EXEMPT MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series — DUALX

Kentucky Tax-Free Income Series — KYTFX

Kentucky Tax-Free Short-to-Medium Series — KYSMX

Mississippi Tax-Free Income Series — DUMSX

North Carolina Tax-Free Income Series — NTFIX

North Carolina Tax-Free Short-to-Medium Series — NTSMX

Tennessee Tax-Free Income Series — TNTIX

Tennessee Tax-Free Short-to-Medium Series — TTSMX

TAXABLE MUNICIPAL BOND FUND

Taxable Municipal Bond Series — DUTMX

GOVERNMENT BOND FUND

Intermediate Government Bond Series — DPIGX

Prospectus

November 1, 2010

This Prospectus is a concise statement of information about Dupree Mutual Funds (the “Trust”) that you should know before investing. This Prospectus should be kept for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dupree Mutual Funds • P.O. Box 1149 • Lexington, Kentucky 40588-1149

(859) 254-7741 • (800) 866-0614

How to Reach Us	Back Cover

Alabama Tax-Free Income Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from Alabama municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the Alabama Tax-Free Income Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Alabama Tax-Free Income Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.15
Other Expenses	0.15
Total Annual Fund Operating Expenses	0.80

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$86	$269	$468	$1,040

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from Alabama municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally greater than 10 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of Alabama. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be tax-exempt from Federal and Alabama income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and Alabama income taxes. The nominal maturity of the Fund will normally be 10 years or more. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 17.76 years and an effective maturity of 6.79 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

Alabama’s economy relies in large part on the textile, automobile, aerospace and forest products industries, all of which may be affected by cyclical changes. While Alabama’s economy fell into recession almost seven months later than the nation, the downturn has been more severe. Slowdowns in consumer and business spending, tightened lending conditions, and weak commercial and residential real estate markets have all acted as significant drags on the state’s economy. The automotive industry remains vital to the state’s overall economic health. Declining North American vehicle sales and production led to substantial job losses and reduced state tax revenues, however, improvement in this sector is expected as demand for automobiles stabilizes. Like most states, Alabama’s economy is still recovering from the recession. Real GDP is forecasted to grow by 1.9 percent in 2010. State tax revenues are showing some stability with the year-over-year decline during the first three months of the current fiscal year (FY2010) being considerably smaller than seen in recent prior quarters. However, looking ahead the state will likely face declines in sales and tourism taxes and oil royalties due to the unprecedented oil spill in the Gulf of Mexico that will make balancing next year’s budgets more difficult.

The state’s annual average unemployment rate stood at 10.3 percent through the end of June 2010 compared with the national average unemployment rate of 9.5 percent (Source: U.S. Bureau of Labor Statistics). In 2009, Alabama had a per capita personal income of $33,096 which ranked 41st in the nation which was 85 percent of the national average of $39,138 (Source: Bureau of Economic Analysis).

Alabama had net tax-supported debt per capita of $796 in 2009 which represented 2.4 percent of 2008 personal income. The state’s debt burden was slightly lower than the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Median Report”, May 2010). As of June 30, 2010, Alabama’s general obligation debt was rated Aa2 by Moody’s and AA by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	5.72%	September 30, 2009
Lowest Quarter Total Return:	-3.62%	September 30, 2008
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	6.34%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	10.46%	3.88%	6.15%
Return After Taxes on Distributions (%)	10.46%	3.87%	6.15%
Return After Taxes on Distributions & Sale of Fund Shares (%)	8.31%	3.90%	5.98%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found on pages 31-34.

Kentucky Tax-Free Income Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from Kentucky municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the Kentucky Tax-Free Income Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Kentucky Tax-Free Income Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.39
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.12
Other Expenses	0.07
Total Annual Fund Operating Expenses	0.58

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$61	$191	$332	$745

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from Kentucky municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally greater than 10 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of Kentucky. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt from Federal and Kentucky income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and Kentucky income taxes. The nominal maturity of the Fund will normally be 10 years or more. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 13.81 years and an effective maturity of 5.32 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a Fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds will fall; conversely, municipal bond prices rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

The Commonwealth of Kentucky’s non-agricultural economy is diversified among the following sectors: services, wholesale and retail trade, manufacturing, and government.

Manufacturing has declined as a percentage of Kentucky’s economy in recent years. The service sector has continued to expand in Kentucky and now accounts for close to 40% of statewide employment.

Kentucky’s economy has also been negatively impacted by the recession with output and employment levels declining. Tax revenues have dipped below the fiscal year 2006 level due to the severe recession with an actual decline in two straight fiscal years. Legislators closed a budget gap of approximately $1.5 billion for the 2010-12 biennium with help from federal stimulus funds, budget reserves, increased taxation on cigarettes and alcohol, debt management strategies, and targeted spending reductions. The state’s annual average unemployment rate stood at 10.0 percent through the end of June 2010 compared with the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). Decreased demand for automobiles led to substantial job losses in the manufacturing industry. In 2009, Kentucky had a per capita personal income of $31,883 which ranked 46th in the nation which was 81 percent of the national average of $39,138. (Source: Bureau of Economic Analysis).

Kentucky had net tax-supported debt per capita of $1,685 in 2009 which represented 5.4 percent of 2008 personal income. The Commonwealth’s debt burden was substantially above the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report”, May 2010). As of June 30, 2010, Kentucky’s appropriation supported debt was rated Aa2 by Moody’s and AA- by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is diversified. A diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. Some municipal bonds may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

Historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	5.15%	September 30, 2009
Lowest Quarter Total Return:	-2.41%	September 30, 2008
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	5.66%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	9.23%	4.13%	5.05%
Return After Taxes on Distributions (%)	9.20%	4.12%	5.05%
Return After Taxes on Distributions & Sale of Fund Shares (%)	7.56%	4.12%	4.98%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

Kentucky Tax-Free Short-to-Medium Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from Kentucky municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the Kentucky Tax-Free Short to Medium Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Kentucky Tax-Free Short to Medium Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.12
Other Expenses	0.10
Total Annual Fund Operating Expenses	0.72

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$237	$411	$918

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from Kentucky municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally ranging from 2-7 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of Kentucky. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt from Federal and Kentucky income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and Kentucky income taxes. The nominal maturity of the Fund will normally be between 2-7 years. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 5.46 years and an effective maturity of 4.65 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

The Commonwealth of Kentucky’s non-agricultural economy is diversified among the following sectors: services, wholesale and retail trade, manufacturing, and government. Manufacturing has declined as a percentage of Kentucky’s economy in recent years. The service sector has continued to expand in Kentucky and now accounts for close to 40% of statewide employment.

Kentucky’s economy has also been negatively impacted by the recession with output and employment levels declining. Tax revenues have dipped below the fiscal year 2006 level due to the severe recession with an actual decline in two straight fiscal years. Legislators closed a budget gap of approximately $1.5 billion for the 2010-12 biennium with help from federal stimulus funds, budget reserves, increased taxation on cigarettes and alcohol, debt management strategies, and targeted spending reductions. The state’s annual average unemployment rate stood at 10.0 percent through the end of June 2010 compared with the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). Decreased demand for automobiles led to substantial job losses in the manufacturing industry. In 2009, Kentucky had a per capita personal income of $31,883 which ranked 46th in the nation which was 81 percent of the national average of $39,138. (Source: Bureau of Economic Analysis).

Kentucky had net tax-supported debt per capita of $1,685 in 2009 which represented 5.4 percent of 2008 personal income. The Commonwealth’s debt burden was substantially above the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report”, May 2010). As of June 30, 2010, Kentucky’s appropriation supported debt was rated Aa2 by Moody’s and AA- by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	3.62%	September 30, 2009
Lowest Quarter Total Return:	-2.03%	June 30, 2004
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	4.66%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	5.18%	3.08%	3.80%
Return After Taxes on Distributions (%)	5.18%	3.08%	3.80%
Return After Taxes on Distributions & Sale of Fund Shares (%)	4.44%	3.08%	3.76%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus which can be found at pages 31-34.

Mississippi Tax-Free Income Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from Mississippi municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the Mississippi Tax-Free Income Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Mississippi Tax-Free Income Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.15
Other Expenses	0.26
Total Annual Fund Operating Expenses	0.91

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$96	$298	$518	$1,150

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.04% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from Mississippi municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally 10 years or greater. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of Mississippi. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt from Federal and Mississippi income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and Mississippi income taxes. The nominal maturity of the Fund will normally be 10 years or more. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 15.65 years and an effective maturity of 6.96 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

Mississippi’s economy is dominated by the manufacturing and service industries which are sensitive to trends in those industries. Manufacturing has been hit hardest by the recession, with the state suffering over a 10% drop in payroll employment. Recent economic indicators show that the recovery, though weak, is beginning. Retail sales have been rising, job loss is slowing, gaming revenues are improving, and the value of residential building permits issued has stabilized. While Mississippi did not meet its revenue projections for fiscal 2010, the shortfall was less than projected. Spending was reduced by $466 million to general fund and non-exempt special fund agencies in fiscal 2010 and reserve funds were used to maintain a balanced budget. Looking ahead, the state will be facing losses in sales and tourism taxes and oil royalties due to the unprecedented oil crisis in the Gulf of Mexico which will make balancing the fiscal 2012 budget even more difficult. The state’s annual average unemployment rate stood at 11.0 percent through the end of June 2010 compared with the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). In 2009, Mississippi had a per capita personal income of $30,103 which ranked 50th in the nation which was 77 percent of the national average of $39,138. (Source: Bureau of Economic Analysis).

Mississippi had net tax-supported debt per capita of $1,478 in 2009 which represented 5.0 percent of 2008 personal income. The state’s debt burden was substantially above the national net tax-supported median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report,” May 2010). As of June 30, 2010, the state of Mississippi’s general obligation debt was rated Aa3 by Moody’s and AA by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	5.75%	September 30, 2002
Lowest Quarter Total Return:	-3.33%	September 30, 2008
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	6.23%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	10.55%	3.59%	5.87%
Return After Taxes on Distributions (%)	10.55%	3.56%	5.86%
Return After Taxes on Distributions & Sale of Fund Shares (%)	8.36%	3.65%	5.73%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

North Carolina Tax-Free Income Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from North Carolina municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the North Carolina Tax-Free Income Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the North Carolina Tax-Free Income Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.13
Other Expenses	0.09
Total Annual Fund Operating Expenses	0.72

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$237	$411	$918

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from North Carolina municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally greater than 10 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of North Carolina. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt Federal or North Carolina income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and North Carolina income taxes. The nominal maturity of the Fund will normally be 10 years or more. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 15.99 years and an effective maturity of 6.24 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

North Carolina’s economy consists of a combination of services, industry, agriculture, trade, and tourism. The state has continued to evolve toward a trade, transportation and professional services economy. Although it has declined as a percentage of the overall economy, manufacturing continues to represent a significant sector in the state’s economy. The percentage of state gross product (aggregate production) and state employment associated with manufacturing is still higher than in the nation. North Carolina’s economy outperformed the nation in growth during the last expansion from 2002 to 2007. However, North Carolina’s economy was not spared from the recession as states with large manufacturing sectors generally perform poorest during recessions. Textile and apparel firms have continued to experience declines in employment as these sectors compete with imported goods. The state has also experienced declines in employment in the motor vehicle parts industry as sales of automobiles have decreased. The state’s average annual unemployment rate through the end of June 2010 stood at 10.0 percent compared to the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). In 2009, North Carolina had a per capita personal income of $34,453 which ranked 35th in the nation which was 88 percent of the national average of 39,138. (Source: Bureau of Economic Analysis).

Housing prices in the state have held up relatively well during the economic downturn and are showing signs of recovery. The housing market has been supported by strong population growth in the state. With an attractive climate and diverse geography, the state has continued to attract a steady inflow of young educated workers and retirees.

North Carolina had net tax-supported debt per capita of $765 in 2009 which represented 2.3 percent of 2008 personal income. The state’s debt burden was slightly below the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report”, May 2010). As of June 30, 2010, the state’s general obligation debt was rated Aaa by Moody’s and AAA by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	5.54%	September 30, 2009
Lowest Quarter Total Return:	-3.58%	September 30, 2008
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	5.84%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	10.43%	3.69%	4.95%
Return After Taxes on Distributions (%)	10.43%	3.69%	4.95%
Return After Taxes on Distributions & Sale of Fund Shares (%)	8.17%	3.70%	4.87%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

North Carolina Tax-Free Short-to-Medium Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from North Carolina municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the North Carolina Tax-Free Short to Medium Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the North Carolina Tax-Free Short to Medium Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.15
Other Expenses	0.17
Total Annual Fund Operating Expenses	0.82

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$86	$269	$468	$1,040

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from North Carolina municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally ranging from 2-7 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of North Carolina. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt from Federal and North Carolina income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and North Carolina income taxes. The nominal maturity of the Fund will normally range between 2-7 years. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 5.98 years and an effective maturity of 4.23 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a Fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

North Carolina’s economy consists of a combination of services, industry, agriculture, trade, and tourism. The state has continued to evolve toward a trade, transportation and professional services economy. Although it has declined as a percentage of the overall economy, manufacturing continues to represent a significant sector in the state’s economy. The percentage of state gross product (aggregate production) and state employment associated with manufacturing is still higher than in the nation. North Carolina’s economy outperformed the nation in growth during the last expansion from 2002 to 2007. However, North Carolina’s economy was not spared from the recession as states with large manufacturing sectors generally perform poorest during recessions. Textile and apparel firms have continued to experience declines in employment as these sectors compete with imported goods. The state has also experienced declines in employment in the motor vehicle parts industry as sales of automobiles have decreased. The state’s average annual unemployment rate through the end of June 2010 stood at 10.0 percent compared to the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). In 2009, North Carolina had a per capita personal income of $34,453 which ranked 35th in the nation which was 88 percent of the national average of 39,138. (Source: Bureau of Economic Analysis).

Housing prices in the state have held up relatively well during the economic downturn and are showing signs of recovery. The housing market has been supported by strong population growth in the state. With an attractive climate and diverse geography, the state has continued to attract a steady inflow of young educated workers and retirees.

North Carolina had net tax-supported debt per capita of $765 in 2009 which represented 2.3 percent of 2008 personal income. The state’s debt burden was slightly below the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report”, May 2010). As of June 30, 2010, the state’s general obligation debt was rated Aaa by Moody’s and AAA by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	3.57%	September 30, 2002
Lowest Quarter Total Return:	-1.88%	June 30, 2004
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	4.87%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	5.79%	2.96%	3.94%
Return After Taxes on Distributions (%)	5.79%	2.96%	3.94%
Return After Taxes on Distributions & Sale of Fund Shares (%)	4.81%	2.96%	3.86%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

Tennessee Tax-Free Income Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from Tennessee municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the Tennessee Tax-Free Income Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Tennessee Tax-Free Income Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.13
Other Expenses	0.07
Total Annual Fund Operating Expenses	0.70

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$74	$230	$400	$893

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from Tennessee municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally greater than 10 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of Tennessee. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt from Federal and Tennessee income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and Tennessee income taxes. The nominal maturity of the Fund will normally be 10 years or more. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 16.26 years and an effective maturity of 5.85 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

Tennessee’s non-agricultural economy is diversified among the following sectors: manufacturing, wholesale and retail trade, services and government. Agriculture constitutes approximately one third of the state’s overall economy. In recent years, the state has been successful in attracting several high profile automobile manufacturing plants.

Tennessee’s economy suffered a significant downturn during the recession. The housing sector experienced a major downturn with the prices of existing homes declining at double-digit rates in a number of locations and new construction starts off considerably from previous years. The manufacturing sector was hard hit by the recession and in 2009 alone manufacturing jobs plummeted 14.2 percent. Education and health services and government were the only sectors of the state economy to see job growth in 2009. The state’s average annual unemployment rate through the end of June 2010 stood at 10.1 percent compared with the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). In 2009, Tennessee had a per capita personal income of $34,089 which ranked 36th in the nation which as 87 percent of the national average of $39,138. (Source: Bureau of Economic Analysis).

Tennessee relies on a combination of state sales tax, corporate income taxes, and the Hall income tax for its revenue. According to the University of Tennessee Center for Business and Economic Research, total tax collections in Tennessee increased by $27.2 million, or a 2.2 percent nominal expansion, from April 2009 to April 2010. However, from April 2007 to April 2010 tax revenues fell by 11.2 percent. As with most states, it is expected that revenues will not reach prerecession levels for several more years.

Tennessee has net tax-supported debt per capita of $318 in 2009 which represented 0.9 percent of 2008 personal income. The state’s debt burden was substantially below the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report”, May 2010). As of June 30, 2010, the state’s general obligation debt was rated Aa1 by Moody’s and AA+ by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is diversified. A diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	5.56%	September 30, 2009
Lowest Quarter Total Return:	-3.71%	September 30, 2008
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	5.82%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	10.58%	3.48%	4.89%
Return After Taxes on Distributions (%)	10.58%	3.48%	4.89%
Return After Taxes on Distributions & Sale of Fund Shares (%)	8.29%	3.52%	4.82%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

Tennessee Tax-Free Short-to-Medium Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of tax-free income derived from Tennessee municipal securities without incurring undue risk to principal.

COSTS

Fees and Expenses of the Tennessee Tax-Free Short to Medium Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Tennessee Tax-Free Short to Medium Series

Expenses that you pay each year as a percentage of the value of your investment¹

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.15
Other Expenses	0.18
Total Annual Fund Operating Expenses	0.83

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$87	$272	$473	$1,053

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of tax-exempt income derived from Tennessee municipal bonds of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally ranging from 2-7 years. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of Tennessee. The Fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be exempt form Federal and Tennessee income taxes or (2) the Fund will have at least 80% of its net assets invested in securities exempt from Federal and Tennessee income taxes. The nominal maturity of the Fund will normally be between 2-7 years. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 5.79 years and an effective maturity of 4.25 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal securities, even though the securities are of investment grade, or possible loss of money. Investment in the Fund may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of a single state municipal bond fund. Typically, as interest rates rise the price of municipal bonds (debt securities) will fall; conversely, municipal bond prices (debt securities) rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

Tennessee’s non-agricultural economy is diversified among the following sectors: manufacturing, wholesale and retail trade, services and government. Agriculture constitutes approximately one third of the state’s overall economy. In recent years, the state has been successful in attracting several high profile automobile manufacturing plants.

Tennessee’s economy suffered a significant downturn during the recession. The housing sector experienced a major downturn with the prices of existing homes declining at double-digit rates in a number of locations and new construction starts off considerably from previous years. The manufacturing sector was hard hit by the recession and in 2009 alone manufacturing jobs plummeted 14.2 percent. Education and health services and government were the only sectors of the state economy to see job growth in 2009. The state’s average annual unemployment rate through the end of June 2010 stood at 10.1 percent compared with the national average of 9.5 percent (Source: U.S. Bureau of Labor Statistics). In 2009, Tennessee had a per capita personal income of $34,089 which ranked 36th in the nation which as 87 percent of the national average of $39,138. (Source: Bureau of Economic Analysis).

Tennessee relies on a combination of state sales tax, corporate income taxes, and the Hall income tax for its revenue. According to the University of Tennessee Center for Business and Economic Research, total tax collections in Tennessee increased by $27.2 million, or a 2.2 percent nominal expansion, from April 2009 to April 2010. However, from April 2007 to April 2010 tax revenues fell by 11.2 percent. As with most states, it is expected that revenues will not reach prerecession levels for several more years.

Tennessee has net tax-supported debt per capita of $318 in 2009 which represented 0.9 percent of 2008 personal income. The state’s debt burden was substantially below the national net tax-supported debt median of $936 (Source: Moody’s Investors Services, Special Comment: “2010 State Debt Medians Report”, May 2010). As of June 30, 2010, the state’s general obligation debt was rated Aa1 by Moody’s and AA+ by Standard & Poor’s.

The yields of municipal securities are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio. The nominal maturity of the Fund will normally range between 2-7 years. Maintaining a steady stream of tax-exempt income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 5.79 years and an effective maturity of 4.25 years as of June 30, 2010.

Some debt securities (municipal bonds) may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	3.65%	September 30, 2009
Lowest Quarter Total Return:	-1.79%	June 30, 2004
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	4.38%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	5.69%	2.92%	3.74%
Return After Taxes on Distributions (%)	5.69%	2.92%	3.74%
Return After Taxes on Distributions & Sale of Fund Shares (%)	4.71%	2.92%	3.68%
Barclays Capital Municipal Bond Index	12.91%	4.31%	5.75%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

Taxable Municipal Bond Series

INVESTMENT OBJECTIVES

The Fund, which is a new Fund effective November 1, 2010, seeks to provide a high level of taxable income derived from taxable municipal bonds without incurring undue risk to principal.

COSTS

Fees and Expenses of the Taxable Municipal Bond Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Taxable Municipal Bond Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.50
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.15
Other Expenses (Estimated)	0.30
Total Annual Fund Operating Expenses (Total Estimated)	0.95

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$100	$311

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to provide a steady flow of taxable income derived from taxable municipal bonds of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally greater than 10 years. The Fund anticipates purchasing taxable municipal bonds with nominal maturities typically ranging from 10-30 years. The nominal maturity of the Fund will normally average between 10-30 years. Maintaining a steady stream of taxable income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The interest earned on these securities is fully taxable at the federal level and may be subject to tax at the state level. In periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be taxable or (2) the Fund will have at least 80% of its net assets invested in taxable municipal bonds. The Fund may invest up to 20% of its net assets in taxable debt obligations other than municipal bonds, including but not limited to, U.S. Treasury securities and obligations of the U.S. government, its agencies, and instrumentalities. We may purchase bonds subject to the Alternative Minimum Tax (AMT) for this portfolio.

The Fund may also invest in taxable municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (“Build America Bonds”). Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds for which, provided certain specified conditions are met, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to the interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in bonds (“tax credit” Build America Bonds). The federal interest subsidy on direct pay Build America Bonds continues for the life of the bonds. Build America Bonds provide an alternative form of financing to state and local governments and, in certain cases, may provide a lower net cost of funds to issuers.

Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax. Issuance of Build America Bonds will cease on December 31, 2010, unless the relevant provisions of the Act are extended. At this time there is legislation pending that would extend and modify provisions of the Act. However, there can be no assurance that the Act will be extended. If the Act is not extended, issuers will lose the ability to issue Build America Bonds. If the provisions of the Act relating to Build America Bonds are not extended beyond December 31, 2010, availability of such bonds may thereafter be limited, which may affect the market for the bonds and/or their liquidity.

The Fund will not invest in any “tax credit” bonds authorized by the Act. As such, the Fund does not expect to receive or pass through to shareholders tax credits as a result of investments.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal bonds, even though the bonds are of investment grade, or possible loss of money. Changes in economic conditions or other circumstances may reduce the capacity of issuers of taxable municipal bonds to make principal and interest payments and may lead to defaults. Typically, as interest rates rise the price of municipal bonds will fall; conversely, municipal bond prices rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

The yields of municipal bonds are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal bonds held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the bonds of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some municipal bonds may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Because Build America Bonds are a new form of municipal financing and are subject to the sunset provision described above, it is difficult to predict the extent to which a market for such bonds will develop, meaning that Build America Bonds may be less liquid than other types of municipal obligations. Less liquid bonds can become more difficult to value and illiquidity may negatively affect prices of bonds held in the portfolio. Because issuers of direct pay Build America Bonds have to meet certain requirements to receive a reimbursement from the U.S. Treasury, there is always the possibility that such requirements may not be met by the issuer. Under such a scenario, there is a risk that the reimbursement from the U.S. Treasury may be interrupted which may be a problem if the funds are pledged to service the debt of the underlying direct pay Build America Bonds. Additionally, if issuers owe money to the federal government, the reimbursement from the U.S. Treasury may be subject to an “offset” which could potentially reduce the amount of money available to service debt payments on direct pay Build America Bonds. Any interruption and/or offset of the reimbursement from the U.S Treasury may reduce the demand for such direct pay Build America Bonds which may reduce market prices and cause the value of Fund shares to fall.

There is no performance data, including but not limited to, Risk/Return Bar Charts and Tables for the Fund because it has not yet had a full calendar year of operations. The Barclays Capital Taxable Municipal Bond Index had average annual total returns of 7.42 percent and 3.05 percent for the 1- and 3-year periods ending December 31, 2009, respectively. This information is provided to give some indication of the risks of investment in the Fund. The Barclays Capital Taxable Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. The index only has historical data back to January 2006.

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund since inception.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

Intermediate Government Bond Series

INVESTMENT OBJECTIVES

The Fund seeks to provide a high level of income derived from bonds of the U.S. Government and its agencies without incurring undue risk to principal.

COSTS

Fees and Expenses of the Intermediate Government Bond Series

Shareholder Fees (fees paid directly from your investment)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions]	NONE
Redemption Fee	NONE
Redemption Fee if by wire transfer	$10
Exchange Fee	NONE
Maximum Account Fee	NONE

Annual Operating Expenses of the Intermediate Government Bond Series

Expenses that you pay each year as a percentage of the value of your investment

Management fee	0.20
Distribution fee (12b-1)	0.00
Shareholder Services fee	0.14
Other Expenses	0.13
Total Annual Fund Operating Expenses	0.47

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$49	$155	$270	$607

You would pay the same expenses assuming no redemption.

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

Principal Investment Strategies

At least eighty percent (80%) of the portfolio of the Intermediate Government Bond Series will be invested in securities issued by the U.S. Government or its agencies or instrumentalities, with the remainder of the portfolio invested in bank accounts fully insured by the FDIC or collateralized by bonds issued by the U.S. Government or its agencies or U.S. Treasury or Agency Notes and Bills. The nominal maturity of the Fund will normally range between 3-10 years. Maintaining a high level of income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The portfolio had a nominal maturity of 9.69 years and an effective maturity of 1.07 years as of June 30, 2010.

Principal Risks of Investing

You could lose money investing in the Fund. The principal risk of investing in the Fund is the possibility of default, even though the bonds are of investment grade, or possible loss of money. Typically, as interest rates rise the price of government bonds will fall; conversely, government bond prices rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

The yields of government bonds are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the U.S. government bond markets and general monetary and economic conditions. In periods of rising interest rates, the yield of the Fund typically would ten to be somewhat lower. When interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, reducing the current yield of the Fund. In period of rising interest rates, if there is an outflow of money, the yield may rise, although the share price will generally decline. The market values of U.S government bonds held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the bonds of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the bonds of a single issuer. The potential for investment of 50% of the portfolio in the bonds of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Risk/Return Bar Charts and Tables

The following bar chart and table provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.dupree-funds.com or by calling (800) 866-0614 or (859) 254-7741.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highest Quarter Total Return:	5.18%	December 31, 2008
Lowest Quarter Total Return:	-1.81%	June 30, 2004
2010 Year-to-Date Total Return for the nine months ended September 30, 2010:	5.75%

For the Periods Ended December 31, 2009	1 year	5 years	10 years
Return Before Taxes (%)	2.17%	4.74%	6.02%
Return After Taxes on Distributions (%)	.57%	3.01%	4.02%
Return After Taxes on Distributions & Sale of Fund Shares (%)	1.40%	3.03%	3.95%
Barclays Capital U.S. Intermediate Government Bond Index	-.32%	4.74%	5.65%

(Index reflects no deduction for fees, expenses or taxes)

MANAGEMENT

Investment Adviser

Dupree & Company, Inc. serves as the investment adviser and transfer agent for the Fund.

Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Fund. Mr. Harrison has been portfolio manager of the Fund since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Fund in 2008 after active duty service in the United States Navy from 2001-2007.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the “Shareholder Information/ Buying Shares/Selling Shares”, “Shareholder Information/Tax Information”, and “Financial Intermediary Compensation” sections of this Prospectus found at pages 31-34.

BUYING SHARES

Our goal is to make doing business with us as easy as possible. You can buy shares at the next net asset value computed after we receive your investment in proper form as described below. There is no sales charge or load. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Terms of Offering

If you send us a check that does not clear, we may cancel your order and hold you responsible for any loss that we have incurred. We may recover our loss by redeeming shares held in your account, and we may prohibit or restrict you from placing future orders. The Trust does not accept third-party checks, money orders, travelers’ checks, or cash. We reserve the right to refuse official checks or cashier’s checks.

We retain the right to reject any order, and to raise or lower the minimum investment size for any persons or class of persons. An order to purchase shares is not binding on us until confirmed in writing by the Transfer Agent.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

Initial Investment

Your initial investment need only be $100.00 for any of our Funds.

Purchases Made By Wire Transfer

If this is an initial investment you must first call us to tell us the following:

•	How the account is to be registered
•	Name of Fund in which you wish to invest
•	Your address
•	Your tax identification number
•	Amount being wired
•	Name of wiring bank

Our wire instructions are directed to US Bank, Cincinnati, Ohio as follows:

US Bank	ABA # 0420-0001-3
Alabama Tax-Free Income Series	#821-602-844
Kentucky Tax-Free Income Series	#483-622-098
Kentucky Tax-Free Short-to-Medium Series	#483-622-106
Mississippi Tax-Free Income Series	#821-637-840
North Carolina Tax-Free Income Series	#483-622-338
North Carolina Tax-Free Short-to-Medium Series	#483-622-346
Tennessee Tax-Free Income Series	#483-622-122
Tennessee Tax-Free Short-to-Medium Series	#483-622-130
Intermediate Government Bond Series	#483-622-148
Taxable Municipal Bond Series	#1301137538939

If you are adding to an existing account by wire transfer, please call us ahead of time with your name and account number.

Purchases Made By Mail

Make your check payable to the Fund you want to invest in and send your check to:

Dupree Mutual Funds

P.O. Box 1149

Lexington, KY 40588-1149

Along with one of the following:

•	A completed new account form (if new account)
•	The detachable stub which you will find at the top of your most recent account statement
•	A letter specifying the account number and name of Fund

Funds deposited into your Dupree account may not be withdrawn until the Transfer Agent has confirmed that the funds used to purchase Dupree shares have cleared your bank.

Automatic Purchase Plan

Once your account is open, you may make investments automatically by authorizing Dupree Mutual Funds to draw on your bank account. Please call us at the phone number on the back cover for more information.

Individual Retirement Accounts

Shareholders of the Intermediate Government Bond Series and Taxable Municipal Bond Series may establish Individual Retirement Accounts. Please contact us at the number on the back cover for more information and account application forms.

SELLING SHARES

You may sell all or part of the shares in your account at any time without any penalties or sales commissions. The sale of shares may result in a capital gain or loss depending upon your original cost basis. To sell shares, simply use one of the methods described below. We will not require a signature guarantee (but reserve the right to do so); however, on your account application, you will be asked to indemnify and hold harmless the Trust, the Transfer Agent and their officers, agents and employees, from losses, claims, expenses and liabilities based on actions taken as the result of your instructions. The Trust will utilize reasonable procedures, such as recording telephone redemption requests or making inquiries of information that should only be known to the shareholder and the Trust, to confirm that instructions communicated by telephone or in writing are genuine. If reasonable procedures are followed by the Trust, it will not be liable for losses due to unauthorized or fraudulent telephone instructions.

By Telephone

In Lexington, KY (859) 254-7741

Toll Free National Number (800) 866-0614

All accounts will automatically receive telephone redemption, exchange and transfer privileges unless indicated otherwise on the initial application form. We will mail or wire the money only to the address or bank account previously filed with us. Changes to any redemption instructions must be made in writing and signed by all owners. The telephone cannot be used to redeem shares for which you hold certificates of beneficial interest or until the Transfer Agent has confirmed that funds used to purchase Dupree Shares have cleared your bank, typically 7 business days after receipt of funds.

By Mail

You must send us a written request for redemption, signed by each registered holder exactly as the shares are registered along with (if applicable):

•	Any certificates of beneficial interest
•	Documents required by Corporations, Executors, Administrators, Trustees and Guardians.

Third-Party Investments

If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

Payment of Redemption Proceeds

The Transfer Agent will normally mail a check or wire redemption proceeds the business day following the receipt of necessary documents in required form. In order to receive proceeds by wire the redeeming amount must be at least $500.00. A $10.00 wire charge fee applies to all redemptions processed by wire. The Transfer Agent may deduct the wire charge from the redemption proceeds. Your own bank may also impose a wire charge on your account to which the funds are wired. There is no fee for processing redemption proceeds through the Automated Clearing House (ACH) electronic funds transfer system. Electronic transfers processed through the ACH system may take up to 48 hours to clear your bank.

We reserve the right on all redemptions to delay payment seven days if to do otherwise would negatively affect existing shareholders.

Shares redeemed to close an account will earn dividends through the date of redemption. In addition to the redemption proceeds, redeeming shareholders will receive dividends declared but unpaid. If you redeem only a portion of your shares, you will receive all dividends declared and unpaid on all your shares on the next dividend payment date.

Redemption Price

The redemption price of shares redeemed will be their net asset value per share as calculated in the first determination of net asset value after the Trust has received all necessary documents in proper form.

Suspension of Redemption

We may suspend the right of redemption or postpone payment for more than seven days during any of the following:

•	The New York Stock Exchange is closed
•	The Securities and Exchange Commission determines trading on the Exchange is restricted
•	There is an emergency as determined by the commission where it is not reasonably practicable for us to dispose of securities.
•	Such other period as the Commission may by order permit for the protection of the shareholders

Redemption by Trust

If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will mail you a notice requesting you to bring the account back up to the minimum investment amount of $100. If you choose not to do so within thirty (30) days from the date of notice, we will close your account and mail the proceeds to the address of record.

If you should move to a state where the Trust does not routinely offer its shares for sale or if you should transfer or attempt to transfer any of your shares to another person residing in a state where the Trust does not routinely offer its shares for sale, the Trust reserves the right to involuntarily redeem your shares and close out your account and/or modify your dividend payment option to receive your dividends in cash in lieu of reinvestment of said dividends in the Trust.

The Trust reserves the right to redeem, at any time without notice, any account if it is determined that the account owner is not complying with the Trust’s policies and procedures.

Redemption In-Kind

The Trust does not reserve the right to redeem in-kind.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as “undeliverable” or (2) have not been negotiated within six months from the date of issuance, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that have not been negotiated within six months from the date of issuance will be considered void. The check will be canceled and the money reinvested in the Fund on your behalf.

Transfer and Exchange of Shares

You may transfer your shares to another owner. You may exchange shares between Funds offered in your state of residence without a sales charge at the next determination of net asset value; however, the Trust reserves the right to reject any exchange in excess of $50,000 and to modify or terminate the exchange privilege at any time only upon sixty (60) days written notice. An exchange is treated for federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged. No representation is made as to the deductibility of any such loss. The Transfer Agent will provide you with information about the documents required.

Withdrawal Plan

You may withdraw fixed or variable amounts from your account at regular intervals. Once begun, a withdrawal plan may be discontinued at any time without penalty.

Inactive Accounts

If your account is inactive (i.e., you do not make any deposits or withdrawals) and you have not otherwise communicated with us about your account during the applicable period provided by law, we may be required to transfer the balance of your account as “abandoned property” to the appropriate state authority under the escheat laws.

DIVIDENDS

Generally, we declare dividends separately for each Fund each business day. The Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series pay such dividends as of the last business day of each quarter. The Kentucky, North Carolina and Tennessee Short-to-Medium Series, the Taxable Municipal Bond Series and the Intermediate Government Bond Series pay such dividends as of the last business day of each month. If no other business day(s) intervenes between a weekend or holiday on which the Dupree office is closed, then dividends will be paid on the second to last business day of the quarter (Income Series) or month (Short-to-Medium Series, Taxable Municipal Bond Series and Intermediate Government Bond Series). The Trustees have the authority to change dividend payment dates.

Net investment income consists of all interest income accrued on portfolio securities less all expenses. Capital gains, if any, will normally be distributed between October 31 and January 31 in order to comply with federal income tax regulations (See Statement of Additional Information for additional information). Income dividends and capital gains distributions, if any, will be paid in additional shares by credit to the shareholder’s account or in cash at the shareholder’s election. Any such election remains in effect until the Transfer Agent receives notice terminating the election at least three days before the payment date of a dividend or distribution. The available elections are indicated on the new account application form.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

Frequent purchases and redemptions by a shareholder in any Fund may be disruptive of our efforts to maximize the yield of the Fund because it may mean that cash is not invested or that borrowing to pay redemption proceeds may be necessary. Management of the Trust monitors trading practices of shareholders and has not detected patterns of frequent purchases and redemptions. Accordingly, the Trustees have elected not to adopt a policy or procedure to restrict such practices, but reserve the right to do so if frequent trading practices are detected. As stated above, we reserve the right to reject any order to purchase shares or to delay payment of redemption proceeds seven (7) days if to do otherwise would negatively affect existing shareholders.

TAXES

Each Series of the Trust has qualified as a “regulated investment company (RIC)” under the Internal Revenue Code. Accordingly, we must distribute at least 90% of our net income earned in any year. Ordinarily, the dividends we pay our shareholders of the tax-exempt municipal bond funds will be exempt interest dividends that will be excludable from gross income for federal (including alternative minimum tax) and state income tax purposes in certain states.

The IRS may audit the issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from gross income. While the reclassification of income by the IRS is a relatively rare event, it is nonetheless a risk of investing in tax-exempt municipal bonds.

Dividends and distributions paid on the Intermediate Government Bond Series and the Taxable Municipal Bond Series generally will be subject to federal income tax and may be subject to state income tax.

Distributions of income from investments in non-municipal securities or net short-term capital gains or net long-term capital gains exceeding our capital loss carry forwards (if any) will be taxable as more fully described in the “Statement of Additional Information.” Ad valorem taxes may also be imposed in some states. The sale of shares may result in a capital gain or loss depending upon your original cost basis. An exchange of Fund shares for shares of another Fund will be treated as a sale of the original Fund shares, and any gain on the transaction may be subject to federal and state income taxes.

You must report your total tax-free income on your federal income tax return. The IRS uses this information to help determine the tax status of any social security payments you may receive during the year. Tax-exempt dividends paid to social security recipients may increase the portion of social security benefits that is subject to tax. You should always consult with your tax adviser about the effects of investments in the Trust and recognize that the tax laws of the several states afford different tax treatment to their residents.

Financial Intermediary Compensation

If you purchase shares of the Trust through a broker-dealer or other financial intermediary (such as a bank), Dupree & Company, Inc., an affiliated entity of the Trust, may pay the intermediary for the sale of Trust shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Trust over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FURTHER INFORMATION TAX-EXEMPT MUNICIPAL BOND FUNDS

Investment Objectives and Principal Investment Strategies

All of our single state tax-exempt municipal bond funds, whatever their maturity range, have an investment objective of realizing a high level of tax-exempt income without incurring undue risk to principal by investing in state specific municipal securities. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of issuance. In conformity with guidelines of the Securities and Exchange Commission, each single state tax-exempt municipal bond fund has a fundamental policy that during periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be tax-exempt or (2) the Fund will have at least 80% of its net assets invested in tax-exempt securities. In addition, under normal market conditions, at least 65% of the value of each Fund’s assets will be invested in municipal securities of the state identified in the title of the Fund.

Yield on municipal securities is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities vary depending upon available yields both in the municipal securities markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. The types of municipal securities and the general characteristics of each type are described in the “Statement of Additional Information”.

All of our single state tax-exempt municipal bond Funds have fundamental policies of investing at least 80% of the value of the assets in securities meeting the following quality standards:

A)	Bonds rated at the time of purchase within the four highest grades assigned by a recognized rating agency.

B)	Notes rated at the time of purchase within the three highest grades assigned by a recognized rating agency; and bonds and notes not rated by a recognized rating agency within the grades specified above, but secured by the full faith and credit of the United States government (e.g., refunded or defeased bonds or notes secured by United States Treasury Bills or Notes).

C)	No more than 20% of the value of our total assets in any of the Funds will be invested in securities which are not rated. The Trust will not purchase securities which in the opinion of the Investment Adviser would not have been rated in one of the grades specified above. In addition, our Investment Adviser will make its own evaluation of each security it selects for each portfolio and will continue to evaluate each portfolio security so long as we hold it.

As an additional matter of fundamental policy, except as indicated below, the only securities we will purchase for the Funds are those producing income exempt from both federal and state income taxes in the states where the securities were originally issued, though ad valorem taxes may be due in some states. The IRS may audit issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from adjusted gross income. We do not purchase securities subject to the Alternative Minimum Tax (AMT) for our tax-exempt municipal bond Funds.

The investment policies may not be changed without approval of the holders of a majority of the outstanding shares representing each Fund. The only exception to the policies previously described is that we may temporarily invest up to 50% of the value of our total assets in certain taxable obligations when, in the judgment of our Investment Adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the Investment Adviser deems necessary for temporary defensive purposes.

The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities; certificates of deposit, banker’s acceptances and other short-term debt obligations of United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody’s; and repurchase agreements relating to an underlying security in which we are authorized to invest. When investing in taxable obligations and cash equivalents on a short term basis, our investment objective of producing income exempt from both federal and state income taxes may not be realized.

For the single state tax-exempt municipal bond funds, we generally purchase municipal securities with maturities that provide the maximum amount of yield to shareholders without incurring undue risk to principal. This strategy generally results in the Income Series Funds having an average nominal maturity of 10-20 years. For the Short-to-Medium Series Funds, we typically purchase municipal securities to maintain approximately a 5-year average dollar-weighted maturity. Though we typically employ a buy and hold strategy for all of our single state tax-exempt municipal bond funds, bonds are sometimes called by the issuer or sold prior to maturity.

Risks

The inherent risk associated with investment in municipal securities is the risk of default. In addition, the net asset value of our shares may be impacted by the general economic conditions in the country and/or within the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee. The limitation of our investments of each Fund to a single state may involve greater risk than if we invested in municipal securities issued by more than one state, due to the possibility of an economic or political development that could uniquely affect the ability of issuers to meet the debt obligations of the securities.

State income in the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee, as with all states, is subject to fluctuation on a year to year basis. Changes in an issuer’s financial strength or changes in the credit rating assigned to an obligation may also affect the value of that security. Consequently, the downgrading of the credit quality of an obligation may result in a decrease in share price. State constitutional limits on tax increases, budget deficits, erosion of the tax base, and other financial difficulties may also pose a risk to timely payment on bonds.

Many municipal securities may be called or redeemed before maturity. Each single state tax-exempt municipal bond fund may have a large amount of its assets invested in securities subject to call risk. If securities are called or redeemed, the proceeds may have to be reinvested in lower yielding securities thereby potentially reducing the Series’ income and any distribution to shareholders. The nominal maturity takes into consideration the final maturity of a security only. The effective maturity takes into consideration the possibility that the issuer may call the bond before its maturity date.

The single state tax-exempt municipal bond Funds may invest in municipal lease obligations, including but not limited to certificates of participation, which may involve additional risks since the relevant legislative body must appropriate public funds annually to make the lease payments. If public funds are not appropriated, municipal lease obligations may be canceled without penalty thereby raising the risk that an investor may not be paid.

State Specific Risk Factors (Summary)

State fiscal conditions continued to deteriorate over the past twelve months as both income and corporate tax revenues declined substantially in most states. States relying on sales tax collections also experienced significant declines in revenue. State tax revenues are still below their prerecession levels, showing a decline of 9.3 percent in the first quarter of 2010 compared to the same period two years earlier. The local tax slowdown is less severe than the state tax slowdown. In the first quarter of 2010, local tax collections showed a decline of 1.1 percent. Most local governments rely heavily on property taxes, which tend to be relatively stable. The lower-than-expected revenue collections led to significant budget deficits in most states including Alabama, Kentucky, Mississippi, North Carolina, and Tennessee. Unlike the Federal government, each of these states is required by their respective constitutions to balance their budgets. All of these states have relied on federal stimulus money which was authorized under the American Recovery and Reinvestment Act of 2009 to balance their state budgets. While funds from the $787 billion federal stimulus bill can be used over a number of years, it appears likely that the assistance will end before state budget gaps have subsided. Absent federal assistance, states will be compelled to enact dramatic changes to rein in budget deficits.

While there has been a gradual improvement in economic conditions during the past twelve months, state tax revenues are still below prerecession levels and will take some time to rebound to normal levels. Fiscal recovery for states historically lags behind a national economic turnaround. Economists generally expect the current economic recovery in employment to be slower than those in prior recessions, reflecting efforts by businesses and individuals to rebuild balance sheets after declines in housing and financial asset values. Employment and associated wage payments are major drivers of income taxes. States on average count on the income tax for about 36 percent of their tax revenues. Accordingly, it appears likely that until the labor market turns around states will continue to experience significant fiscal pressure.

Notwithstanding the above, the economies of Alabama, Kentucky, Mississippi, North Carolina and Tennessee appear to be sufficiently diverse that an economic decline in any single segment of a state’s economy would not necessarily lead to the non-payment of debt service on municipal bonds issued by those states.

Portfolio Holdings

The Trust’s policies for disclosure of its portfolio securities are set forth in the Statement of Additional Information and the Trust’s web site at www.dupree-funds.com.

The weighted average ratings of the securities held by the Trust on June 30, 2010, the ending date of the fiscal year, were:

	Aaa/AAA	Aa/AA	A	Baa/BBB	Ba1/B-	NR
Municipal Bonds	%	%	%	%	%	%
Alabama Tax-Free Income Series	36.85	33.57	18.41	1.90	0.00	9.27
Kentucky Tax-Free Income Series	30.11	54.37	14.24	.26	0.00	1.02
Kentucky Tax-Free Short-to-Medium Series	23.76	70.75	5.46	0.00	0.00	0.03
Mississippi Tax-Free Income Series	14.82	49.96	23.35	3.29	0.00	8.58
North Carolina Tax-Free Income Series	21.13	50.27	23.66	3.62	0.00	1.32
North Carolina Tax-Free Short-to-Medium Series	23.76	46.73	26.16	.12	0.00	3.23
Tennessee Tax-Free Income Series	14.61	60.27	20.68	1.99	0.00	2.45
Tennessee Tax-Free Short-to-Medium Series	18.48	70.30	8.52	2.70	0.00	0.00

The Board of Trustees of the Trust, acting upon information furnished by the Investment Adviser, has determined that the unrated bonds held by each Fund were comparable to rated bonds in the following categories:

	Aaa/AAA	Aa/AA	A	Baa/BBB	NR
	%	%	%	%	%
Alabama Tax-Free Income Series	0.00	0.00	6.76	2.51	9.27
Kentucky Tax-Free Income Series	.20	0.00	.82	0.00	1.02
Kentucky Tax-Free Short-to-Medium Series	.03	0.00	0.00	0.00	.03
Mississippi Tax-Free Income Series	.43	0.00	7.82	.33	8.58
North Carolina Tax-Free Income Series	.34	0.00	0.00	.98	1.32
North Carolina Tax-Free Short-to-Medium Series	0.00	0.00	2.58	.65	3.23
Tennessee Tax-Free Income Series	.49	0.00	1.96	0.00	2.45

No mutual fund is a complete investment program. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank. Mutual fund shares involve investment risks, including the possible loss of principal. More detailed information about the Trust, its investment policies, restrictions and risks can be found in the Trust’s Statement of Additional Information (SAI).

FURTHER INFORMATION TAXABLE MUNICIPAL BOND SERIES

Investment Objectives and Strategies

The Fund seeks to provide a high level of taxable income derived from taxable municipal bonds without incurring undue risk to principal. The interest earned on these bonds is fully taxable at the federal level and may be taxable at the state level.

Yield on municipal bonds is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal bonds vary depending upon available yields both in the municipal securities markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates rise and rising as interest rates fall. The types of municipal bonds and the general characteristics of each type are described in the “Statement of Additional Information”.

The Taxable Municipal Bond Fund has a fundamental policy of investing at least 80% of the value of the assets in taxable municipal bonds meeting the following quality standards:

A)	Bonds rated at the time of purchase within the four highest grades assigned by a recognized rating agency.

B)	Notes rated at the time of purchase within the three highest grades assigned by a recognized rating agency; and bonds and notes not recognized by a recognized rating agency within the grades specified above, but secured by the full faith and credit of the United States government (e.g., refunded or defeased bonds or notes secured by United States Treasury bills or Notes).

C)	No more than 20% of the value of our total assets in the Fund will be invested in bonds which are not rated. The Trust will not purchase bonds which in the opinion of the Investment Adviser would not have been rated in one of the grades specified above. In addition, our Investment Adviser will make its own investment evaluation of each bond it purchases for the portfolio of the Fund and will continue to evaluate each portfolio security so long as we hold it.

As an additional matter of fundamental policy, except as indicated below, the only securities we will purchase for the Fund’s portfolio are those producing income taxable at the federal level and which may be taxable at the state level.

The investment policies may not be changed without approval of the holders of a majority of the outstanding shares of the Fund. The only exception to the policies previously described is that we may temporarily invest up to 50% of the value of our total assets in certain non-municipal taxable obligations such as U.S. Treasury securities, certificates of deposit, bankers acceptances and other short-term obligations of the United States and Canadian banks with total assets of at least $1 billion; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody’s; and repurchase agreements relating to an underlying security in which we are authorized to invest. When investing in taxable obligations and cash equivalents on a short-term basis, our investment objective of realizing a high level of current income may not be realized.

The Fund will normally have a nominal maturity greater than 10 years. The Fund anticipates purchasing taxable municipal bonds with nominal maturities typically ranging from 15-30 years. Although we generally employ a buy and hold strategy for our Fund bonds are sometimes called by the issuer or sold prior to maturity. We may purchase bonds subject to the Alternative Minimum Tax (AMT) for our Taxable Municipal Bond Series.

Risks

The inherent risk associated with investment in taxable municipal bonds is the risk of default. In addition, the net asset value of our shares may be impacted by the general economic conditions in the country and/or within the various states in which we purchase taxable municipal bonds. State income is subject to fluctuation on a year to year basis. Changes in an issuer’s financial strength on changes in the credit rating assigned to a bond may also affect the value of that bond. Consequently, the downgrading of the credit quality of a bond may result in a decrease in share price. State constitutional limits on tax increases, budget deficits, erosion of the tax base, and other financial difficulties may also pose a risk to timely payment on bonds.

Many taxable municipal bonds may be called or redeemed before maturity. The Fund may have a large amount of assets invested in bonds subject to call risk. If bonds are called or redeemed, the proceeds may have to be reinvested in lower yielding bonds thereby potentially reducing the Fund’s income and any distribution to shareholders. The nominal maturity takes into consideration the final maturity of a bond only. The effective maturity takes into consideration the possibility that the issuer may call the bond before its maturity date. The Fund may also invest in taxable municipal lease obligations, including but not limited to certificates of participation, which may involve additional risks since the relevant legislative body must appropriate public funds annually to make the lease payments. If public funds are not appropriated, taxable municipal lease obligations may be canceled without penalty thereby raising the risk that an investor may not be paid.

Because Build America Bonds are a new form of municipal financing and are subject to the sunset provision described above, it is difficult to predict the extent to which a market for such bonds will develop, meaning that Build America Bonds may be less liquid than other types of municipal obligations. Less liquid bonds can become more difficult to value and illiquidity may negatively affect prices of bonds held in the portfolio. Because issuers of direct pay Build America Bonds have to meet certain requirements to receive a reimbursement from the U.S. Treasury, there is always the possibility that such requirements may not be met by the issuer. Under such a scenario, there is a risk that the reimbursement from the U.S. Treasury may be interrupted which may be a problem if the funds are pledged to service the debt of the underlying direct pay Build America Bonds. Additionally, if issuers owe money to the federal government, the reimbursement from the U.S. Treasury may be subject to an “offset” which could potentially reduce the amount of money available to service debt payments on direct pay Build America Bonds. Any interruption and/or offset of the reimbursement from the U.S Treasury may reduce the demand for such direct pay Build America Bonds which may reduce market prices and cause the value of Fund shares to fall.

Portfolio Holdings

The Trust’s policies for disclosure of its portfolio securities are set forth in the Statement of Additional Information and the Trust’s web site at www.dupree-funds.com. The Taxable Municipal Bond Series is a new Fund, becoming effective November 1, 2010, and thus does not have portfolio holdings as of the date of this Prospectus

No mutual fund is a complete investment program. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank. Mutual fund shares involve investment risks, including the possible loss of principal. More detailed information about the Trust, its investment policies, restrictions and risks can be found in the Trust’s Statement of Additional Information (SAI).

FURTHER INFORMATION INTERMEDIATE GOVERNMENT BOND SERIES

Investment Objectives and Strategies

The Fund seeks to provide a high level of current income without incurring undue risk to principal by investing at least 80% of the value of our total assets in a professionally managed non-diversified portfolio of bonds: (1) issued by the U.S. Government such as U.S. Treasury Bonds; or (2) issued by agencies or instrumentalities of the U.S. Government, such as, but not limited to, obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae), and the Federal Home Loan Bank. The remaining assets may be invested in bank accounts fully insured by the FDIC or collateralized by bonds described in 1) and 2); repurchase agreements fully collateralized by bonds described in 1) and 2); and U.S. Treasury or Agency Notes and Bills. The types of bonds the Series invests in and a discussion of their characteristics are described in the “Statement of Additional Information.”

U.S. Government bonds may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the right to borrow from the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government bonds, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their bonds are neither issued nor guaranteed by the U.S. Treasury. Ginnie Mae bonds are U.S. Government bonds which represent interests in pools of mortgage loans. The principal and interest payments on Ginnie Mae’s are fully guaranteed by the U.S. Government.

Risks

Generally speaking, U.S. Government bonds are high quality securities. However, as with any investment, there are risks associated with investing in U.S. Government bonds. The yield on U.S. Government bonds is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the U.S. Government securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher quality pay lower yields than issues of longer maturity and/or lower quality. The market values of U.S. Government bonds vary depending upon available yields both in the U.S. Government bond markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. Typically, the longer the maturity of a bond, the greater the impact a change in interest rates could have on a bond’s price.

Changes in an issuer’s financial strength or changes in the credit rating assigned to a bond may also affect the value of that bond. Many U.S. Government bonds may be called or redeemed before maturity. The Intermediate Government Bond Series may have a large amount of its assets invested in bonds subject to call risk. If bonds are called or redeemed, the proceeds may have to be reinvested in lower yielding bonds thereby potentially reducing the Series’ income and any distribution to shareholders. Neither the Fund’s share price nor its yield is guaranteed by the U.S. Government

Portfolio Holdings

The Trust’s policies for disclosure of its portfolio securities are set forth in the Statement of Additional Information and the Trust’s web site at www.dupree-funds.com.

The weighted average ratings of the securities held by the Trust on June 30, 2010, the ending date of the fiscal year, were:

	Aaa/AAA	Aa/AA	A	Baa/BBB	Ba1/B-	NR
Intermediate Government Bond Series	100.00	0.00	0.00	0.00	0.00	0.00

No mutual fund is a complete investment program. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank. Mutual fund shares involve investment risks, including the possible loss of principal. More detailed information about the Trust, its investment policies, restrictions and risks can be found in the Trust’s Statement of Additional Information (SAI).

ORGANIZATION AND MANAGEMENT OF THE TRUST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Trust offers shares of beneficial interest of separate Funds or Series without par value.

Shares of ten Funds as described in this Prospectus are being offered for sale.

Each share has one vote. Fractional shares have proportionate voting rights and participate pro-rata in dividends and distributions. Our shares have cumulative voting rights for the election of Trustees. On matters affecting an individual Fund, a separate vote of the Fund is required. Shareholders of a Fund are only entitled to vote on matters affecting the specific Fund(s) in which they are invested.

We are registered as a diversified, open-end investment company of the management type under the Investment Company Act of 1940; however, each Fund may or may not be diversified. Our shares, which are offered continuously, are registered for sale under the Securities Act of 1933.

The Alabama Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Kentucky Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Kentucky Tax-Free Short-to-Medium Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Mississippi Tax-Free Income Series is available for sale in the following states: Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The North Carolina Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas and Virginia.

The North Carolina Tax-Free Short-to-Medium Series is available for sale in the following states: Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Tennessee Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Tennessee Tax-Free Short-to-Medium Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Taxable Municipal Bond Series is available for sale in the following states: Alabama, Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia

The Intermediate Government Bond Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

We offer and redeem our shares at current net asset value.

Trustees

The Trustees of the Trust consist of six individuals, all of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed upon the directors or trustees of investment companies by the Investment Company Act of 1940. The Trustees of the Trust are:

James C. Baughman, Jr.: Director, President, Secretary, Treasurer, Office Suites Plus

Lucy A. Breathitt: Alexander Farms, farming, cattle and tobacco.

William A. Combs, Jr.: Officer, Director: Mercedes-Benz of Cincinnati, OH; Mercedes-Benz of West Chester, OH and Freedom Dodge, Lexington, KY.

C. Timothy Cone, President: Gess, Mattingly & Atchison, PSC (law firm)

J. William Howerton: Judge (retired November 1996) KY Court of Appeals; Self-Employed Mediator, Arbitrator, Trustee and Special Judge,

William S. Patterson: President, CEO, Cumberland Surety Insurance Co., Lexington, KY.; President, Patterson & Co., Frankfort, KY (real estate development, thoroughbred horse breeding, farming)

Investment Adviser and Advisory Agreements

Our investment activities are managed by Dupree & Company, Inc., P.O. Box 1149, Lexington, Kentucky 40588-1149. Dupree & Company was formed in 1962 to continue a business founded in 1941. Dupree & Company, Inc. also serves as Transfer Agent. Dupree & Company, Inc. (or its subsidiary) has served as the Investment Adviser for all Series of the Trust since inception in 1979 as the Kentucky Tax-Free Income Series.

Dupree & Company, Inc. may, at its sole cost and expense, enter into sub-shareholder servicing agreements with commercial banks, investment advisers, or other entities to provide assistance in maintaining books, accounts and records of shareholders advised by those entities.

Dupree & Company, Inc. serves as the Investment Adviser for each of our ten Series pursuant to separate Investment Advisory Agreements with each Series. Each agreement except that for the Taxable Municipal Bond Series will continue in effect until October 31, 2011, and may be continued thereafter for annual periods if renewed. The agreement for the Taxable Municipal Bond Series will continue in effect until October 31, 2012 and may be continued thereafter for annual periods if renewed. All of the agreements may be continued for annual periods if renewed. Each agreement will continue in effect until October 31, 2011, and may be continued thereafter for annual periods if renewed. Subject to the direction of the Trustees, Dupree & Company, Inc. is responsible for the actual management of the Trust’s portfolios. The compensation paid to the Investment Adviser as presented on pages 3, 6, 9, 12, 15, 18, 21, 24, 27 and 29 is inclusive of certain administrative services and provision of office space, facilities, equipment and personnel for management of the Trust. The compensation paid to the Investment Adviser pursuant to the Investment Advisory Agreements is a percentage of the daily net assets of each Fund as follows:

Range of Total Assets (in millions)	$0-100	$100-150	$150-500	500+
All Municipal Bond Series	.50 of 1%	.45 of 1%	.40 of 1%	.35 of 1%
Intermediate Government Bond Series	.20 of 1%	.20 of 1%	.20 of 1%	.20 of 1%

Dupree & Company, Inc. has reserved the right to voluntarily waive management fees or assume and pay other expenses of any Fund at its sole option and will not seek to recover any such amounts. For the fiscal year ended June 30, 2010, the aggregate fees paid to Dupree & Company, Inc. (after waivers and fee or expense reductions) as a percentage of average net assets was:

Alabama Tax-Free Income Series	.17 of 1%
Kentucky Tax-Free Income Series	.39 of 1%
Kentucky Tax-Free Short-to-Medium Series	.50 of 1%
Mississippi Tax-Free Income Series	.04 of 1%
North Carolina Tax-Free Income Series	.50 of 1%
North Carolina Tax-Free Short-to-Medium Series	.50 of 1%
Tennessee Tax-Free Income Series	.50 of 1%
Tennessee Tax-Free Short-to-Medium Series	.48 of 1%
Intermediate Government Bond Series	.20 of 1%

A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreements with Dupree & Company, Inc. is available in the Trust’s Statement of Additional Information (SAI) dated November 1, 2010, which is available free of charge upon request.

In addition, the Trust has entered into a Transfer Agent/Shareholder Service Agreement with Dupree & Company, Inc. The agreement provides for a fee computed on the average daily net asset value at the annual rate of .15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000.

Fund Portfolio Managers

Vincent Harrison and Eugene Gard serve as co-portfolio managers of the Trust. Mr. Harrison has been portfolio manager of the Trust since 2004. Mr. Gard joined Mr. Harrison as co-portfolio manager of the Trust in 2008 after active duty service in the United State Navy from 2001-2007. The Statement of Additional Information provides additional information about the Portfolio Managers compensation and ownership of securities in the Trust. The Portfolio Managers do not manage any accounts other than the Trust.

DETERMINING NET ASSET VALUE

The price used when you buy or sell shares in a Fund is the next net asset value computed after we receive your order in proper form. The net asset value per share of each Fund is determined separately at 4:00 p.m. local time each weekday the Dupree office is open by dividing the total value of the assets of a Fund, minus liabilities, by the total number of shares outstanding.

The Dupree office is closed on the following holidays: Thanksgiving (Thursday, November 25, 2010); Christmas (Observed Friday, December 24, 2010); Martin Luther King Day (Monday, January 17, 2011); President’s Day (Monday, February 21, 2011); Good Friday (Friday, April 22, 2011); Memorial Day (Monday, May 30, 2011); U.S. Independence Day (Monday, July 4, 2011); Labor Day (Monday, September 5, 2011); Columbus Day (Monday, October 10,

2011); and Veteran’s Day (Friday, November 11, 2011). The above listed closing dates correspond with the closing dates recommended by the Securities Industry and Financial Markets Association (“SIFMA”).

On any business day when SIFMA recommends an early close (2:00 p.m. EST), we will close and calculate each Fund’s NAV at the SIFMA recommended closing time. On those days when SIFMA recommends an early close time of 2:00 p.m. EST, any purchase and/or redemption orders received after 2:00 p.m. EST will be processed and become effective on the next business day at the then prevailing NAV. We may elect to remain open on those dates which SIFMA recommends a full close.

Purchase and sales orders accepted after the Trust’s order cut-off time (4:00 p.m. EST) will be effective the following business day at the NAV computed on the following day.

Since all of our Funds are no-load, a sales charge or commission does not reduce the value of your investment in any of our Funds. The securities in which we invest are traded primarily in the over-the-counter market. We value securities held in our tax-exempt municipal bond funds in accord with the Board of Trustees approved Dupree Municipal Valuation system. The Security Valuation System is designed to determined daily, the expected price that would be received for each municipal security held by the Trust, it that security were to be sold in an arms length transaction on that day. Management will value each security based initially on original purchase price, and from then forward on subsequent days, the security will be assigned the current market value from the firm’s computerized valuation system. The values assigned are compared on a weekly basis to values assigned to securities by commercial valuation services. A bond valuation that is not supported by a valuation source requires management to fair value the security in consultation with the Board’s Valuation Committee.

The bonds held in the Intermediate Government Bond Series and Taxable Municipal Bond Series are priced daily utilizing prices from IDC, Muller or other published prices.

Further discussion of “Determining Net Asset Value” may be found in the Trust’s Statement of Additional Information.

PERFORMANCE CALCULATIONS

All yield figures are based on historical earnings and are not intended to indicate future performance.

Total returns are calculated for specified periods by finding the compounded rate of return that will equal the total amount redeemed at the specified redemption date versus the initial amount invested. Average annual total return calculations consider reinvestment of all dividends and all other distributions less all expenses.

Yield quotations are based on a 30 day period in accordance with S.E.C. computation formula as more fully described in the Statement of Additional Information.

Taxable equivalent yield is the yield that an investor would have to earn from fully taxable investments, before the investor had paid federal and any applicable state income and ad valorem taxes, in order to equal a tax-free yield.

Fund Performance

The Annual Report of Dupree Mutual Funds contains a discussion and graphs reflecting the performance of its Funds during the most recently completed fiscal year. A copy of the Annual Report may be obtained by writing or calling us at the numbers listed on the back cover. Performance may also be judged by comparing the Funds’ performance to other mutual Funds with comparable investment objectives and by comparing the Funds’ performance using market indices or rankings such as those provided by Barron’s, Forbes, Fortune, Money Magazine and Morningstar. Periodically, information from these publications may be included in advertisements, sales literature and reports to shareholders. Past performance is no guarantee of future performance and you may lose money investing in the Funds.

DISTRIBUTION ARRANGEMENTS

We do not impose any sales loads, including deferred sales loads, front-end sales loads, loads on reinvestments of dividends or other distributions, redemption fees, exchange fees or account fees. Accordingly, there are no arrangements to offer break-points or special arrangements available to any prospective or existing shareholder to reduce or eliminate loads. Our shares are sold directly by the Trust and there are no distribution plans under Rule 12b-1. Our Web site, located at www.dupree-funds.com also states that we do not charge loads or offer break-points or special arrangements to any prospective or existing shareholder to reduce or eliminate loads.

Dupree & Company, Inc. as the shareholder servicing agent may enter into sub-shareholder servicing arrangements with registered investment advisers, trusts and other financial institutions. Dupree & Company, Inc. does not charge any fees to shareholders in connection with any sub-shareholder servicing arrangements. Any entity with which Dupree & Company, Inc. enters into a sub-shareholder servicing agreement is required to comply with all provisions of the Trust’s Privacy Policy.

FINANCIAL HIGHLIGHTS

Alabama Tax-Free Income Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.40	$11.43	$11.59	$11.52	$11.91

Income from investment operations:
Net investment income	0.46	0.46	0.46	0.47	0.47
Net gains/(losses) on securities, both realized and unrealized	0.37	(0.03)	(0.14)	0.07	(0.39)

Total from investment operations	0.83	0.43	0.32	0.54	0.08
Less distributions:
Distributions from net investment income	(0.46)	(0.46)	(0.46)	(0.47)	(0.47)
Distributions from capital gains	—	—	(0.02)	—	—

Net asset value, end of year	$11.77	$11.40	$11.43	$11.59	$11.52

Total return	7.40%	3.95%	2.84%	4.70%	0.65%
Net assets, end of year (in thousands)	$19,859	$14,262	$13,537	$11,810	$10,754
Ratio of net expenses to average net assets (a)	0.47%	0.45%	0.45%	0.43%	0.46%
Ratio of net investment income to average net assets	3.94%	4.14%	4.00%	4.00%	3.97%
Portfolio turnover	15.73%	14.06%	8.46%	5.43%	7.72%

(a)	Percentages are after expenses waived by Adviser and Custodian reductions, for which no recovery will be sought. Expenses waived by Adviser and Custodian were: .33% and ..0% for 2010; .37% and .03% for 2009; .35% and .04% for 2008; .37% and .04% for 2007; and .38% and .05% for 2006, respectively.

Kentucky Tax-Free Income Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.49	$7.39	$7.43	$7.40	$7.67

Income from investment operations:
Net investment income	0.29	0.29	0.29	0.30	0.30
Net gains/(losses) on securities, both realized and unrealized	0.20	0.11	(0.04)	0.04	(0.27)

Total from investment operations	0.49	0.40	0.25	0.34	0.03
Less distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.29)	(0.30)	(0.30)
Distributions from capital gains	(0.02)	(0.01)	— (b)	(0.01)	—

Net asset value, end of year	$7.67	$7.49	$7.39	$7.43	$7.40

Total return	6.58%	5.65%	3.47%	4.51%	0.41%
Net assets, end of year (in thousands)	$892,897	$788,923	$734,613	$702,473	$686,929
Ratio of net expenses to average net assets (a)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	3.81%	3.99%	3.94%	3.94%	4.00%
Portfolio turnover	4.76%	6.09%	5.69%	6.76%	17.60%

(a)	Percentages are after Custodian reductions, for which no recovery will be sought. Percentages before Custodian reduction were: .58% for 2010; .58% for 2009; .58% for 2008; .58% for 2007; and .59% for 2006.

(b)	Rounds to less than $0.01.

Kentucky Tax-Free Short-To-Medium Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.25	$5.16	$5.13	$5.14	$5.28

Income from investment operations:
Net investment income	0.15	0.17	0.17	0.17	0.15
Net gains/(losses) on securities, both realized and unrealized	0.11	0.09	0.03	(0.01)	(0.14)

Total from investment operations	0.26	0.26	0.20	0.16	0.01
Less distributions:
Distributions from net investment income	(0.15)	(0.17)	(0.17)	(0.17)	(0.15)

Net asset value, end of year	$5.36	$5.25	$5.16	$5.13	$5.14

Total return	4.99%	5.02%	3.94%	3.10%	0.22%
Net assets, end of year (in thousands)	$69,166	$60,570	$53,955	$61,302	$84,048
Ratio of net expenses to average net assets (a)	0.72%	0.72%	0.72%	0.72%	0.71%
Ratio of net investment income to average net assets	2.80%	3.16%	3.28%	3.25%	2.92%
Portfolio turnover	20.26%	15.64%	14.17%	4.87%	17.86%

(a)	Percentages are after Custodian reductions, for which no recovery will be sought Percentages before Custodian reduction were: .72% for 2010; .72% for 2009; .73% for 2008; .72% for 2007; and .72% for 2006.

Mississippi Tax-Free Income Series

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.03	$11.08	$11.24	$11.25	$11.84

Income from investment operations:
Net investment income	0.45	0.45	0.45	0.45	0.46
Net gains/(losses) on securities, both realized and unrealized	0.38	(0.05)	(0.16)	0.04	(0.54)

Total from investment operations	0.83	0.40	0.29	0.49	(0.08)
Less distributions:
Distributions from net investment income	(0.45)	(0.45)	(0.45)	(0.45)	(0.46)
Distributions from capital gains	—	— (b)	— (b)	(0.05)	(0.05)

Net asset value, end of year	$11.41	$11.03	$11.08	$11.24	$11.25

Total return	7.65%	3.72%	2.64%	4.39%	(0.76)%
Net assets, end of year (in thousands)	$6,321	$5,001	$4,447	$5,103	$4,970
Ratio of net expenses to average net assets (a)	0.45%	0.44%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	3.99%	4.11%	4.02%	3.98%	3.95%
Portfolio turnover	10.04%	9.30%	2.79%	11.57%	16.33%

(a)	Percentages are after expenses waived by Adviser and Custodian reductions, for which no recovery will be sought. Expenses waived by Adviser and Custodian were: .46% and ..0% for 2010; .53% and .08% for 2009; .46% and .10% for 2008; .43% and .09% for 2007; and .44% and .10% for 2006, respectively.

(b)	Rounds to less than $0.01.

North Carolina Tax-Free Income Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.71	$10.62	$10.74	$10.74	$11.10

Income from investment operations:
Net investment income	0.40	0.41	0.41	0.41	0.42
Net gains/(losses) on securities, both realized and unrealized	0.30	0.09	(0.12)	— (b)	(0.36)

Total from investment operations	0.70	0.50	0.29	0.41	0.06
Less distributions:
Distributions from net investment income	(0.40)	(0.41)	(0.41)	(0.41)	(0.42)

Net asset value, end of year	$11.01	$10.71	$10.62	$10.74	$10.74

Total return	6.62%	4.83%	2.69%	3.85%	0.59%
Net assets, end of year (in thousands)	$77,116	$66,891	$65,300	$54,994	$48,770
Ratio of net expenses to average net assets (a)	0.72%	0.72%	0.71%	0.73%	0.72%
Ratio of net investment income to average net assets	3.66%	3.89%	3.76%	3.79%	3.89%
Portfolio turnover	5.92%	7.82%	11.03%	5.20%	12.73%

(a)	Percentages are after Custodian reductions, for which no recovery will be sought. Percentages before Custodian reductions were: .72% for 2010; .72% for 2009; .72% for 2008; .74% for 2007; and .74% for 2006.

(b)	Rounds to less than $0.01.

North Carolina Tax-Free Short-To-Medium Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.57	$10.37	$10.30	$10.31	$10.60

Income from investment operations:
Net investment income	0.29	0.32	0.32	0.32	0.30
Net gains/(losses) on securities, both realized and unrealized	0.21	0.20	0.07	(0.01)	(0.29)

Total from investment operations	0.50	0.52	0.39	0.31	0.01
Less distributions:
Distributions from capital gains	—	—	—	— (b)	—
Distributions from net investment income	(0.29)	(0.32)	(0.32)	(0.32)	(0.30)

Net asset value, end of year	$10.78	$10.57	$10.37	$10.30	$10.31

Total return	4.77%	5.07%	3.78%	2.97%	0.06%
Net assets, end of year (in thousands)	$15,951	$11,662	$11,134	$11,281	$13,187
Ratio of net expenses to average net assets (a)	0.82%	0.81%	0.82%	0.81%	0.74%
Ratio of net investment income to average net assets	2.69%	3.04%	3.03%	3.01%	2.83%
Portfolio turnover	17.94%	10.14%	23.91%	13.33%	19.07%

(a)	Percentages are after expenses waived by Adviser and Custodian reduction, for which no recovery will be sought. Expenses waived by Adviser and Custodian were: 0% and 0% for 2010; .02% and .03% for 2009; 0% and .04% for 2008; 0% and .04% for 2007; and .05% and .03% for 2006, respectively.

(b)	Rounds to less than $0.01.

Tennessee Tax-Free Income Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.71	$10.77	$10.87	$10.84	$11.21

Income from investment operations:
Net investment income	0.40	0.41	0.41	0.41	0.42
Net gains/(losses) on securities, both realized and unrealized	0.33	(0.06)	(0.10)	0.03	(0.37)

Total from investment operations	0.73	0.35	0.31	0.44	0.05
Less distributions:
Distributions from net investment income	(0.40)	(0.41)	(0.41)	(0.41)	(0.42)

Net asset value, end of year	$11.04	$10.71	$10.77	$10.87	$10.84

Total return	6.92%	3.40%	2.87%	4.05%	0.45%
Net assets, end of year (in thousands)	$94,960	$92,222	$90,397	$99,697	$88,268
Ratio of net expenses to average net assets (a)	0.70%	0.70%	0.71%	0.72%	0.71%
Ratio of net investment income to average net assets	3.67%	3.90%	3.74%	3.70%	3.82%
Portfolio turnover	14.51%	7.62%	15.71%	8.55%	6.14%

(a)	Percentages are after Custodian reduction, for which no recovery will be sought. Percentages before Custodian reduction were: .70 for 2010; .71% for 2009; .72% for 2008; .73% for 2007; and .72% for 2006.

Tennessee Tax-Free Short-To-Medium Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.54	$10.31	$10.32	$10.29	$10.60

Income from investment operations:
Net investment income	0.28	0.31	0.31	0.31	0.30
Net gains/(losses) on securities, both realized and unrealized	0.28	0.23	(0.01)	0.03	(0.31)

Total from investment operations	0.56	0.54	0.30	0.34	(0.01)
Less distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.31)	(0.31)	(0.30)

Net asset value, end of year	$10.82	$10.54	$10.31	$10.32	$10.29

Total return	5.39%	5.31%	2.90%	3.34%	(0.10)%
Net assets, end of year (in thousands)	$10,113	$9,075	$10,335	$10,880	$15,056
Ratio of net expenses to average net assets (a)	0.81%	0.82%	0.81%	0.79%	0.71%
Ratio of net investment income to average net assets	2.63%	2.97%	2.96%	3.00%	2.86%
Portfolio turnover	16.16%	15.00%	22.22%	0.00%	23.21%

(a)	Percentages are after expenses waived by Adviser and Custodian reductions, for which no recovery will be sought. Expenses waived by Adviser and Custodian were: .02% and ..0% for 2010; .0% and .04% for 2009; 0% and .05% for 2008; 0% and .04% for 2007; and .04% and .03% for 2006, respectively.

Intermediate Government Bond Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

Selected data for a share outstanding:	For the years ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.05	$9.93	$9.66	$9.58	$10.07

Income from investment operations:
Net investment income	0.44	0.46	0.48	0.49	0.48
Net gains/(losses) on securities, both realized and unrealized	0.19	0.12	0.27	0.08	(0.49)

Total from investment operations	0.63	0.58	0.75	0.57	(0.01)
Less distributions:
Distributions from net investment income	(0.44)	(0.46)	(0.48)	(0.49)	(0.48)

Net asset value, end of year	$10.24	$10.05	$9.93	$9.66	$9.58

Total return	6.38%	5.99%	7.88%	6.04%	(0.14)%
Net assets, end of year (in thousands)	$42,053	$25,431	$23,132	$22,553	$21,487
Ratio of net expenses to average net assets (a)	0.47%	0.47%	0.49%	0.51%	0.45%
Ratio of net investment income to average net assets	4.30%	4.62%	4.85%	5.05%	4.97%
Portfolio turnover	56.38%	30.35%	33.21%	6.40%	17.67%

(a)	Percentages are after custodian reduction, for which no recovery will be sought. Percentages before custodian reduction were: .47% for 2010; .49% for 2009, .51% for 2008; .53% for 2007; and .47% for 2006.

PRIVACY POLICY

Dupree Mutual Funds is committed to preserving the security and confidentiality of your personal information. Your customer records are maintained exclusively by our transfer agent, Dupree & Company, an affiliated company of Dupree Mutual Funds that services your account and keeps your personal information private. We understand how important privacy is to our customers, and therefore we do not sell or barter any part of your personal information or our own mailing lists to any person or organization.

We are providing this notice to help explain to you the policies Dupree Mutual Funds and Dupree & Company have adopted to collect, use, and protect your private personal financial information. Our policies with respect to safeguarding this information extend to all current, prospective, or former customers. Therefore, even if you decide not to open an account with us or decide to close your account, we will continue to follow our privacy policies and practices with respect to any nonpublic financial information we may have received about you.

Information We May Collect

From time to time, we may collect personal information about customers or potential customers if you have inquired about or opened an account with us, made transactions in your account, or requested customer services or financial products from us. The information we collect about you and your account may be received from one or more of the following sources: Information you provide to us on applications and forms, over the telephone, through regular or electronic mail, or during in-person consultations.

Information about your transaction history with us (such as your purchases, sales, or account balances) that we have obtained through processing your customer requests or providing other account services; information we receive about you (such as personal identification information) from consumer or credit reporting agencies or databases.

How Your Information Is Used

Your personal financial information is used to provide you with products and services you request, to help us service your account and send you account statements, reports, and the like, and to advise you of additional products and services we offer which may interest you. Your personal information is never used to market any financial products or services to you, other than the financial services we offer to you as our customer or make available to you in connection with your account. Every person who has access to your personal information in order to service your account, exchange or transfer shares, or perform other services you may request is under a duty to protect the confidentiality of your personal information. Further, your personal information is protected by physical, electronic and procedural safeguards to ensure that unauthorized persons cannot gain access to your customer record or other nonpublic financial information.

Disclosure of Your Information

We do not disclose your nonpublic personal information to anyone, except as we are permitted or required by law to do or to facilitate transactions with a sub-shareholder servicing agent if you purchase or redeem shares through such agent. For example, we use independent service providers to create microfilm records or to print or mail account statements and other materials that you request. To protect your privacy, our service providers are subject to strict confidentiality requirements and agreements to protect your personal information and to use it only to perform the services for which we hired them.

Safeguarding and Disposal of Your Information

The physical and electronic records of your nonpublic personal information are available only to personnel of Dupree & Company to serve your account and to certain third party providers who may microfilm records or provide mailing or printing services. Destruction of any physical records containing your nonpublic personal information is done by shredding, pulverizing, burning or other methods to render the information impractical to read or reconstruct. Disposal of other media of records is done in such a manner so as to delete all nonpublic personal information.

Changes in Our Privacy Policy

We periodically review our policies, procedures, and service agreements and may, from time to time, amend them. In the event we need to amend our Privacy Policy, we will nevertheless continue to maintain the security and confidentiality of your personal information and will notify you of any changes before they become effective. If you have any questions regarding our privacy policy, you may contact a customer service representative for further information.

Marketing Protection and “No Marketing” Notice

Because we do not share your personal financial information with others, except to facilitate service to you, you should not receive marketing materials from anybody other than us. You may choose to stop all marketing from us. Your choice to stop marketing from us will apply until you tell us to change your choice. To stop all marketing from us, contact us:

By telephone at 800-866-0614

On the Web at www.shareholders@dupree-funds.com

By mail: Check the box and complete the form below and send to:

Dupree Mutual Funds

P.O. Box 1149

Lexington KY 40588

☐    Please do not send me marketing material

Name

Address

NOTES

(This page intentionally left blank)

HOW TO REACH US

DUPREE MUTUAL FUNDS

P.O. Box 1149

Lexington, KY 40588-1149

PHONE

(859) 254-7741

(800) 866-0614

ONLINE

WEB SITE: www.dupree-funds.com

E-MAIL: inquiry@dupree-funds.com

E-MAIL: shareholders@dupree-funds.com

INVESTMENT ADVISER TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Dupree & Company, Inc.

P.O. Box 1149

Lexington, Kentucky 40588-1149

CUSTODIAN

U.S. Bank

425 Walnut Street, ML 6118

P.O. Box 1118

Cincinnati, Ohio 45201-6118

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

1900 Scripps Center

312 Walnut Street

Cincinnati, OH 45202

LEGAL COUNSEL

Darsie & Elste

P.O. Box 28

Versailles, KY 40383

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to shareholders. A statement containing additional information about the Trust, dated November 1, 2010 (the ‘Statement of Additional Information’) has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling us at the address or phone number listed above. The Statement of Additional Information and other information and reports are available on our internet website, www.dupree-funds.com or by e-mail request to inquiry@dupree-funds.com. The Statement of Additional Information is incorporated by reference into this Prospectus.

To request other information free of charge including the Statement of Additional Information, Annual and Semi-Annual reports and to make shareholder inquiries, phone us at 1-800-866-0614 or 859-224-7741. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during the past year.

Information about the Trust may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Trust are available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of the information may be obtained upon payment of the duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

DUPREE MUTUAL FUNDS A No-Load Fund Family Prospectus, November 1, 2010 Investment Co. Act File #811-2918

DUPREE MUTUAL FUNDS

TAX-EXEMPT MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series – DUALX

Kentucky Tax-Free Income Series - KYTFX

Kentucky Tax-Free Short-to-Medium Series – KYSMX

Mississippi Tax-Free Income Series - DUMSX

North Carolina Tax-Free Income Series - NTFIX

North Carolina Tax-Free Short-to-Medium Series - NTSMX

Tennessee Tax-Free Income Series - TNTIX

Tennessee Tax-Free Short-to-Medium Series - TTSMX

TAXABLE MUNICIPAL BOND FUND

Taxable Municipal Bond Series-DUTMX

GOVERNMENT BOND FUND

Intermediate Government Bond Series-DPIGX

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2010

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Trust's Prospectus dated November 1, 2010. A Prospectus, the Trust’s most recent Annual and Semi-Annual Reports which include a complete listing of the Trust’s portfolios may be obtained, without charge, by calling or writing the Trust at 859) 254-7741 or toll free (800) 866-0614 or writing the Trust at P.O. Box 1149 Lexington, KY 40588 or on line at www.dupree-funds.com or via e-mail to inquiry@dupree-funds.com or shareholders@dupree-funds.com. The financial statements as of June 30, 2010 appear in the Trust’s Annual Report, which is incorporated by reference into this Statement of Additional Information. The annual financial statements were audited by Ernst & Young LLP.

GENERAL INFORMATION AND HISTORY

Dupree Mutual Funds is a no-load mutual fund family that offers shares in separate investment Series (hereinafter “Fund” or “Funds”) to the public. We have been in continuous operation since 1979, first as the Kentucky Tax-Free Income Fund, Inc. and in our current form since 1987. We were organized as a Kentucky Business Trust on July 1, 1987, as the successor to the Fund organized in 1979. We currently offer no-load mutual fund shares in ten Funds that invest in professionally managed bond portfolios. Our Investment Adviser for each Fund is Dupree & Company, Inc. Dupree & Company is a Lexington, Kentucky firm with more than 50 years experience in managing, underwriting and trading Kentucky municipal securities.

INVESTMENT OBJECTIVES AND POLICIES

As stated in our Prospectus, our investment objective for each of our ten Funds is to realize a high level of income without incurring undue risk to principal. Eight of the ten Funds we offer invest in professionally managed bond portfolios consisting of tax-exempt municipal bonds issued in a single state. These Funds (with only minor exceptions) invest in municipal bonds from Alabama, Kentucky, Mississippi, North Carolina or Tennessee in order to provide interest income exempt from federal income tax (including the alternative minimum tax) and, in certain states, from state income tax as well. Investors should consult our Prospectus for a description of the investment objectives of each Fund and the manner in which each Fund seeks to achieve its objectives.

Our Taxable Municipal Bond Series seeks to provide a high level of taxable income derived from taxable municipal bonds without incurring undue risk to principal. The interest earned on these bonds is fully taxable at the Federal level and may be subject to tax at the state level. Investors should consult our Prospectus for a description of the investment objectives of each Fund and the manner in which each Fund seeks to achieve its objectives.

Our Intermediate Government Bond Series seeks to provide a high level of taxable income derived from bonds issued by the U.S. Government and its agencies and instrumentalities without incurring undue risk to principal. The interest earned on these bonds is fully taxable at the Federal level and may be subject to tax at the state level. Investors should consult our Prospectus for a description of the investment objectives of each Fund and the manner in which each Fund seeks to achieve its objectives.

We have established a number of investment policies and restrictions to help ensure that the investments of each Fund are consistent with its investment goals. Certain of these policies are deemed “fundamental”, meaning that they are subject to change only upon approval by the holders of a majority of shares of the affected Fund. “Non-fundamental policies” may be changed without a vote of the shareholders. The fundamental policies of each of the Funds are set forth below and in the “Investment Restrictions” section that follows. As used in the Prospectus and this Statement of Additional Information, with respect to any matter requiring shareholder approval, whether it be shareholder approval within an affected Fund or the shareholders of the Trust, the phrase “majority of our shares” means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding shares of the affected Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the affected Fund, whichever is less.

Tax-Exempt Municipal Bond Funds

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to Medium Series

As stated in our Prospectus, the investment objective for our eight single state tax-exempt municipal bond Funds is to realize a high level of tax-exempt income as determined by a shareholders state of residence without incurring undue risk to principal. In general, interest income derived from municipal securities is exempt from federal income tax (including alternative minimum tax) and, for residents in certain of the states in which we offer shares, from state income tax as well. Accordingly, as a matter of fundamental policy, these Funds invest in tax-exempt issues from a single state (Alabama, Kentucky, Mississippi, North Carolina or Tennessee) in order to maximize the tax exemption available to shareholders in certain states where our shares are offered. The only exception to this policy is that, when abnormal market conditions warrant doing so, we may from time to time invest in taxable securities on a temporary basis. Investors should consult our Prospectus and the “Tax Information” section that follows for a more complete discussion of the tax consequences of

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these investment policies.

The Kentucky Tax-Free Income Series and the Tennessee Tax-Free Income Series maintain diversified portfolios, while the Alabama Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, the Mississippi Tax-Free Income Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, and the Tennessee Tax-Free Short-to-Medium Series maintain non-diversified portfolios.

At least 80% of the Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities we purchase must be municipal bonds within the four highest grades (investment grade) assigned by a recognized credit rating agency at the time of purchase; or municipal notes rated at the time of purchase within the three highest grades assigned by a recognized credit rating service or Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal bonds and notes not rated within the grades specified above, but secured by the full faith and credit of the United States government. A description of the general characteristics of the municipal securities qualifying for ratings specified above follows.

No more than 20% of the value of our total assets in each of the Alabama Tax-Free Income Series, the Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, the Mississippi Tax-Free Income Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, the Tennessee Tax-Free Income Series, or the Tennessee Tax-Free Short-to-Medium Series will be invested in securities which are not rated, but which, in the opinion of our Investment Adviser, would have been rated as investment grade if the issuers had sought a rating at the time of issuance. Issuers may not secure a rating for an issue if it is not needed to effectuate the sale of the issue or for cost reasons.

The ratings described below reflect the opinions of the issuing rating service as to the quality of the municipal securities they undertake to rate. As such, the ratings represent broad guidelines rather than absolute standards of quality. You should also bear in mind that rating agencies usually rate an issue of municipal securities at the time it is first offered to the public, and once issued, a rating is seldom updated unless and until the municipal issuer makes a further offering of its securities. Our Investment Adviser will make its own evaluation of each security it selects for our portfolios and will continue to evaluate each portfolio security so long as we hold it.

Ratings of Municipal Notes and Bonds

Rating agencies denote quality ratings in descending alphabetic order with the highest quality securities having a rating of ‘AAA’. Securities rated AAA are considered the highest quality and the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Securities rated ‘AA’ denote high quality with some elements that would make long-term risks appear somewhat larger but the obligor’s capacity to meet its financial commitment on the obligation is very strong. Securities rated ‘A’ are regarded as safe upper medium grade investment grade obligations that are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. Securities rated ‘BBB’ or ‘Baa’ are considered medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over a great length of time. Some credit rating agencies may denote ratings on municipal notes in a numeric order with a one (“1”) being the best quality; a two (“2”) representing high quality with margins of protection ample, although not so large as in the preceding group; and a three (“3”) representing favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Tax-Exempt Municipal Bond Funds

Municipal bonds are obligations issued by the states, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is generally exempt from Federal and state income taxes, for residents of the states which issue the securities.

Municipal bonds are issued for various public purposes including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings. Municipal issuers can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal and state income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in industrial building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the “Investment Restrictions.”

There are five general types of municipal bonds. General obligation bonds are secured by the issuer’s pledge of its full

2

faith, honor, credit and/or taxing power for the payment of principal and interest. Revenue bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees, sports event gate receipts, etc. Although municipal authorities issue industrial building revenue bonds, revenues derived from a lease rental contract with a non-governmental user secure them. Some revenue bonds, including industrial building revenue bonds, are secured by a mortgage on the rental property. Improvement assessment bonds are obligations secured by a special assessment (e.g. a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g. a sanitary sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund which, usually, is invested in United States Government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years’ duration. Municipal issuers within the Commonwealth cannot enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other states. Many city and county construction projects are financed through bonds that are nominally issued in the name of a public corporation that holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In this situation, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. Kentucky revenue bonds are not a direct obligation of the Commonwealth.

At times, we may purchase municipal bonds when a new issue is being offered in an underwriting, at which time the securities are offered on a “when-issued” basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase bonds on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a “when-issued” purchase commitment, we will ordinarily sell other assets not so identified if sales are necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.

Unlike other types of investments, municipal bonds traditionally have not been subject to registration with, or other regulation by, the Securities and Exchange Commission. However, there have been proposals that could lead to future regulation of these securities by the Commission. The amount of information available about municipal bonds is generally less than that for corporate bonds or equities and the investment performance of our municipal bond Funds may be more dependent on the analytical abilities of the Investment Adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well developed and less liquid than many other securities markets.

Taxable Municipal Bond Series

The Fund seeks to provide a steady flow of taxable income derived from taxable municipal bonds of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity normally greater than 10 years. The Fund anticipates purchasing taxable municipal bonds with nominal maturities typically ranging from 10-30 years. The nominal maturity of the Fund will normally average between 10-30 years. Maintaining a steady stream of taxable income is a primary objective of the Fund. The net asset value (NAV) of the Fund is calculated on a daily basis and may fluctuate considerably. The interest earned on these securities is fully taxable at the federal level and may be subject to tax at the state level. In periods of normal market conditions either (1) the Fund’s assets will be invested so that at least 80% of the income will be taxable or (2) the Fund will have at least 80% of its net assets invested in taxable municipal bonds. The Fund may invest up to 20% of its net assets in taxable debt obligations other than municipal bonds, including but not limited to, U.S. Treasury securities and obligations of the U.S. government, its agencies, and instrumentalities. We may purchase bonds subject to the Alternative Minimum Tax (AMT) for this portfolio.

The Fund may also invest in taxable municipal bonds issued pursuant to the American Recovery and

3

Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (“Build America Bonds”). Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds for which, provided certain specified conditions are met, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to the interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in bonds (“tax credit” Build America Bonds). The federal interest subsidy on direct pay Build America Bonds continues for the life of the bonds. Build America Bonds provide an alternative form of financing to state and local governments and, in certain cases, may provide a lower net cost of funds to issuers.

Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax. Issuance of Build America Bonds will cease on December 31, 2010, unless the relevant provisions of the Act are extended. At this time there is legislation pending that would extend and modify provisions of the Act. However, there can be no assurance that the Act will be extended. If the Act is not extended, issuers will lose the ability to issue Build America Bonds. If the provisions of the Act relating to Build America Bonds are not extended beyond December 31, 2010, availability of such bonds may thereafter be limited, which may affect the market for the bonds and/or their liquidity.

The Fund will not invest in any “tax credit” bonds authorized by the Act. As such, the Fund does not expect to receive or pass through to shareholders tax credits as a result of investments.

Principal Risks of Investing

You could lose money investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

The principal risk of investing in the Fund is the possibility of default on the municipal bonds, even though the bonds are of investment grade, or possible loss of money. Changes in economic conditions or other circumstances may reduce the capacity of issuers of taxable municipal bonds to make principal and interest payments and may lead to defaults. Typically, as interest rates rise the price of municipal bonds will fall; conversely, municipal bond prices rise when interest rates fall. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of the Fund will be achieved. The Fund’s total return and net asset value will fluctuate.

The yields of municipal bonds are dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal bonds held by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity, interest rate fluctuation or as a result of supply and demand factors. Accordingly, the net asset value of our shares will fluctuate.

The portfolio of the Fund is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the bonds of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Some municipal bonds may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security. The Fund is also subject to management risk because it is an actively managed investment portfolio. The Fund’s investment adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Because Build America Bonds are a new form of municipal financing and are subject to the sunset provision described above, it is difficult to predict the extent to which a market for such bonds will develop, meaning that Build America Bonds may be less liquid than other types of municipal obligations. Less liquid bonds can become more difficult to value and illiquidity may negatively affect prices of bonds held in the portfolio.

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Because issuers of direct pay Build America Bonds have to meet certain requirements to receive a reimbursement from the U.S. Treasury, there is always the possibility that such requirements may not be met by the issuer. Under such a scenario, there is a risk that the reimbursement from the U.S. Treasury may be interrupted which may be a problem if the funds are pledged to service the debt of the underlying direct pay Build America Bonds. Additionally, if issuers owe money to the federal government, the reimbursement from the U.S. Treasury may be subject to an “offset” which could potentially reduce the amount of money available to service debt payments on direct pay Build America Bonds. Any interruption and/or offset of the reimbursement from the U.S Treasury may reduce the demand for such direct pay Build America Bonds which may reduce market prices and cause the value of Fund shares to fall.

Intermediate Government Bond Series

As stated in our Prospectus, the Fund seeks to provide a high level of income without incurring undue risk to principal by investing in a portfolio consisting of: 1) bonds issued by the U.S. Government such as U.S. Treasury Notes and Bills; 2) bonds issued by agencies or instrumentalities of the U.S. Government such as obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank; 3) bank accounts fully insured by the FDIC or collateralized by federal government or federal agency bonds; and 4) repurchase agreements fully collateralized by issues of the U.S. Government or its agencies. The Intermediate Government Bond Series will maintain a non-diversified portfolio as described in our Prospectus and in the “Investment Restrictions” section below.

PORTFOLIO TURNOVER

Portfolio turnover is defined to be the lesser of purchases or sales divided by the average monthly value of the portfolio. The portfolio turnover rate is expressed as a percentage ratio calculated by taking the lesser of sales or purchases of securities as the numerator and dividing by the average monthly value of the entire portfolio, excluding short-term investments from both the numerator and denominator. Portfolio turnover for each of the Funds offered will vary depending on a number of factors, including net capital flows into or out of each Series, our investment strategy, and market conditions.

Portfolio turnover rate may influence a Fund’s yield under certain conditions. In periods of declining interest rates, the Fund’s yield will tend to be somewhat higher than the prevailing market rates, and in periods of rising interest rates, the yield of the Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be true.

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to-Medium Series

We do not intend to purchase Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal bonds for short-term profits. Securities will be purchased and sold in response to our management's evaluation of the issuer’s ability to meet its debt obligations in the future. However, a security purchased at any earlier date may be sold in anticipation of a market decline (a rise in interest rates), and a security purchased in anticipation of a market rise (a decline in interest rates) may be sold at any later date. In addition, a security may be sold and another purchased when, in the opinion of our management, a favorable yield spread exists between those particular issuers or in different market sectors. Finally, in order to obtain an immediate yield on the cash proceeds from the sale of our shares pending the selection and availability of a more permanent investment, we may temporarily acquire Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities under informal repurchase arrangements with a bank. Typically, under these arrangements, we would resell such securities to the bank, and the bank would repurchase them from us, within a short period of time, usually not more than seven days.

At this time, we do not anticipate any change in the investment strategy that would significantly impact portfolio turnover rates and therefore we expect that the turnover rates for the coming year will be influenced mainly by the net growth of each Fund and by prevailing market conditions. Portfolio turnover rates are dependent upon a number of uncontrollable

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factors, including investments in a Fund, redemptions from a Fund and the rate at which bonds held in the various portfolios are called or mature.

The only exception to the investment policies and restrictions of the tax-exempt municipal bond Funds is that we may temporarily invest up to 50% of the value of our total assets in certain taxable obligations when, in the judgment of our Investment Adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the Investment Adviser deems necessary for temporary defensive purposes. The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities’ certificates of deposit, banker’s acceptances and other short-term debt obligations of the United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody’s; and repurchase agreements relating to an underlying security in which we are authorized to invest. When investing in taxable obligations and cash equivalents on a short term basis, our investment objective of producing income exempt from both federal and state income taxes may not be realized.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Alabama Tax-Free Income Series was approximately 15.73% compared with 14.06% for the fiscal year ended June 30, 2009. The slightly higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Kentucky Tax-Free Income Series was approximately 4.76% compared with 6.09% for the fiscal year ended June 30, 2009. The slightly higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar or higher than the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Kentucky Short-to-Medium Series was approximately 20.26% compared with 15.64% for the fiscal year ended June 30, 2009. The slightly higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Mississippi Tax-Free Income Series was approximately 10.04% compared with 9.30% for the fiscal year ended June 30, 2009. The slightly higher portfolio turnover rate for fiscal year 2010 was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the North Carolina Tax-Free Income Series was approximately 5.92% compared with 4.83% for the fiscal year ended June 30, 2009. The slightly higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the North Carolina Short-to-Medium Series was approximately 17.94% compared with 10.14% for the fiscal year ended June 30, 2009. The higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Tennessee Tax-Free Income Series was approximately 14.51% compared with 7.62% for the fiscal year ended June 30, 2009. The higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Tennessee Short-to-Medium Series was approximately 16.16% compared with 15.00% for the fiscal year ended June 30, 2009. The slightly higher portfolio turnover rate was due primarily to declining bond yields which resulted in an increased number of bonds being called and/or refunded. Based on current trends, Dupree & Company, Inc. expects the 2010-2011 portfolio turnover to be similar to the 2009-2010 portfolio turnover rate.

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For the fiscal year ended June 30, 2010, the portfolio turnover rate for the Intermediate Government Bond Series was approximately 56.38% compared with 30.35% for the fiscal year ended June 30, 2009. The substantially higher portfolio turnover rate was primarily the result of a sustained drop in yields of U.S. Treasury and Agency securities which resulted in a substantial number of higher coupon bonds being called away and which had to be replaced with new bonds. Based on current trends, Dupree & Company, Inc expects the 2010-20111 portfolio turnover to be similar or slightly lower than the rate for 2009-2010

Taxable Municipal Bond Series

This is a new Fund which is scheduled to become effective on or about November 1, 2010. As such, the Fund did not have a portfolio in fiscal year 2009-2010 or earlier.

INVESTMENT RESTRICTIONS

We have adopted certain investment restrictions that may not be changed without the approval of the holders of a majority of the shares representing the affected Fund. Under these restrictions, we may not take any of the following actions with respect to each Fund:

Kentucky Tax-Free Income Series & Tennessee Tax-Free Income Series

1.	With respect to 75% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Kentucky and Tennessee, each political subdivision of each state, and each district, authority, agency or instrumentality of each state or any of either state’s political subdivisions, will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven business days if, as a result more than 10% of the value of our net assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Kentucky and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Kentucky and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result, more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other tax exempt municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

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12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Kentucky, North Carolina and Tennessee Tax-Free Short-to-Medium Series, and Alabama, Mississippi and North Carolina Tax-Free Income Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee, each political subdivision of the state, and each district, authority, agency or instrumentality of the state or any of its political subdivisions will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

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13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Taxable Municipal Bond Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, each state, each political subdivision of a state, and each district, authority, agency or instrumentality of a state or any of its political subdivisions will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

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16.	Issue senior securities.

Intermediate Government Bond Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank or brokerage firm).

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of United States Government securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. The limitation does not apply to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except money market mutual funds with the same investment objective of the series or where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options or any combination thereof.

16.	Issue senior securities.

NON-FUNDAMENTAL RESTRICTIONS

None of the single state tax-exempt municipal bond Funds will invest in certificates of deposit or banker’s acceptances.

In accord with the requirements of the Texas securities laws, the Trust will not invest in real estate limited partnerships, or in oil, gas and other mineral leases, or invest more than 15% of average net assets of any Fund in investments which are not readily marketable as defined by Texas securities regulations.

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These restrictions are “non-fundamental” investment policies of the affected Funds. As such, they may be changed by the Board of Trustees and do not require a vote of shareholders of the affected Series.

Borrowing of Money

Each Fund permits borrowing money from banks as a temporary measure in order to pay redeeming shareholders or to satisfy purchase commitments, but such borrowings may not be in excess of 5% of the value of the assets of the affected Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust regularly discloses its portfolio securities in its Semi-Annual and Annual Reports, which are available on our website at www.dupree-funds.com and in its semi-annual filings on Form N-CSR and its quarterly filings on Form N-Q filed with the Securities and Exchange Commission. The Statement of Additional Information and the Forms N-CSR and N-Q may be accessed on the EDGAR database through the Securities and Exchange Commission Internet site at http://www.sec.gov. The Trust’s portfolio securities are not listed separately on the Trust’s Web Site. When and if requested by various publications or evaluation services such as Standard & Poor’s, Thomson Financial Services, Morningstar or Lipper or upon request of a shareholder or prospective shareholder, the Trust will disclose a then current listing of portfolio securities. The Trust does not differentiate among categories of persons who may wish to receive a listing of portfolio securities, and imposes no conditions upon use of the information. The Trust’s President or a Vice President is authorized to provide a listing of portfolio securities as of dates which differ from the dates utilized to prepare routine reports and filings. The Trust has no ongoing arrangements with any person or entity to make available information about the Trust’s portfolio securities. The Officers of the Trust report to the Board of Trustees any requests for portfolio securities listings that are not already publicly available. Neither the Trust nor the Investment Adviser receives compensation for providing the listings of portfolio securities.

INVESTMENT ADVISER AND OTHER SERVICES

As stated in the Prospectus, our investment activities are managed by Dupree & Company, Inc. Thomas P. Dupree, Sr., is President of the Trust and Chairman of Dupree & Company, Inc. He is the sole owner of the voting stock of Dupree & Company, Inc. Allen E. Grimes, III serves as President of Dupree & Company, Inc. and is Executive Vice President of the Trust. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc. and also holds the same offices with the Trust. Alison L. Arnold is Assistant Secretary of the Trust.

INVESTMENT ADVISORY AGREEMENTS

Dupree & Company, Inc. serves as the Investment Adviser for each of our ten Funds pursuant to separate Investment Advisory Agreements with each Fund. The agreements for the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Series are each dated November 1, 2002. Each agreement will continue in effect until October 31, 2011. The agreement for the Intermediate Government Bond Series is dated November 1, 1997, and will continue in effect until October 31, 2011. The agreement for the Taxable Municipal Bond Series is dated November 1, 2010 and will continue in effect until October 31, 2012. Each agreement may be continued from year to year if such continuation is specifically approved at least annually by our Board of Trustees at a meeting called for that purpose, or by a separate vote of the holders of a majority of each series’ shares, and, in either case, also by vote of a majority of our Trustees. The Agreements are subject to termination by either party without penalty on 60 days written notice to the other and terminate automatically in the event of assignment. Dupree & Company, Inc. had served as the Investment Adviser to Kentucky Tax-Free Income Fund, Inc. from our inception through October 31, 1986 when Dupree Investment Advisers, Inc. a subsidiary of Dupree & Company, Inc., began serving as the Investment Adviser. In 1997, the two Dupree firms reorganized and the parent firm, Dupree & Company, Inc. once again became the Investment Adviser without any change in personnel or services.

Pursuant to the Agreements, Dupree & Company, Inc. provides us with investment supervisory services, office space and facilities, and corporate administration. Specifically, Dupree & Company, Inc. has undertaken to obtain and evaluate relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of our assets in a manner consistent with our investment objectives; and to implement this program by selecting the securities to be purchased or sold by us and placing orders for such purchases and sales. In addition, Dupree & Company, Inc. provides for our office needs, maintains our books and records, assumes and pays all sales and promotional expenses incurred in the distribution of our shares out of its own resources without reimbursement from the Trust, staffs us with persons competent to perform all of our executive and administrative functions, supervises and coordinates the activities of our institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve us as

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trustees and officers, all without additional cost to us. Dupree & Company, Inc. may contract with commercial banks or other entities to assist in the provision of shareholder services.

Under the Agreements for each of the Funds, neither Dupree & Company, Inc. nor any of its directors, officers or employees performing executive or administrative functions for us will be liable to us for any error of judgment, mistake of law or other act or omission in connection with a matter to which the Agreements relate, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Under the terms of the Agreements for the tax-exempt municipal bond Funds and the taxable municipal bond Fund, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreements, a fee at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets of each Fund determined separately; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 of each Fund determined separately; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000 of each Fund determined separately; and .35 of 1% of the average daily net assets in excess of $500,000,000. For the Intermediate Government Bond Series, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreement, a fee at the annual rate of .20 of 1%. The fees are payable to Dupree & Company, Inc. in monthly installments. Dupree & Company, Inc. has reserved the right to voluntarily subsidize any Fund at its sole option. During the past three fiscal years the following fees have been paid to the Investment Adviser and the following reimbursements have been received from the Investment Adviser, who will not seek to recover any fees waived or reimbursements.

	Year Ended 6-30-10	Year Ended 6-30-09	Year Ended 6-30-08
Alabama Tax-Free Income Series
Fees	$83,265	$68,188	$61,870
Fees waived	54,852	49,789	43,902
Kentucky Tax-Free Income Series
Fees	3,291,171	3,041,252	2,867,522
Fees waived	-0-	-0-	-0-
Kentucky Tax-Free Short-to-Medium Series
Fees	323,591	284,586	285,798
Fees waived	-0-	-0-	-0-
Mississippi Tax-Free Income Series
Fees	27,370	23,570	23,963
Fees waived	25,288	24,851	22,142
North Carolina Tax-Free Income Series
Fees	362,360	315,104	303,230
Fees waived	-0-	-0-	-0-
North Carolina Tax-Free Short-to-Medium Series
Fees	69,364	56,926	57,099
Fees waived	-0-	2,550	-0-
Tennessee Tax-Free Income Series
Fees	465,519	442,850	490,223
Fees waived	-0-	-0-	-0-
Tennessee Tax-Free Short-to-Medium Series
Fees	48,573	47,748	51,645
Fees waived	1,532	-0-	-0-
Intermediate Government Bond Series
Fees	59,935	48,530	46,320
Fees waived	-0-	-0-	-0-

Board of Trustees Approval of Existing Advisory Agreements

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Fund. Under the Investment Advisory Agreements, Dupree & Company, Inc. assumes responsibility for providing investment advisory and other services.

In considering whether to renew the Investment Advisory Agreements, the Trustees, at their meeting of October 21, 2009, reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Dupree & Company to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Dupree & Company from its relationship with the Trust; (4) the extent to

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which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Dupree & Company with other clients, if any; and (7) other benefits derived or anticipated to be derived by Dupree & Company from its relationship with the Trust.

Set forth below are the general factors the Trustees considered for all of the Funds, followed by an outline of the selected specific factors the Trustees considered for each particular Fund.

Nature, Extent and Quality of Services

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Fund’s assets in a manner consistent with the Fund’s investment objectives’ and to implement this program by selecting the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Fund’s office needs, maintains each Fund’s books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Fund, staffs the Fund with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accounts, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the Funds since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Funds to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Funds, as discussed below.

Performance

The Trustees considered the performance of each Fund during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Fund prepared by an independent third party, Morningstar, Inc., for 1, 3 and 12 months and annualized for 3, 5 and 10 years as compared with other single state funds or government bond funds. For the most part, the returns of the Funds over the periods reviewed have closely approximated the returns of the respective benchmark indices utilized by each of the Funds. For additional detail about the factors considered by the Trustees in approving the existing advisory agreements for each Fund, please see the “Series-by-Series” synopsis provided below.

Cost and Profitability

The Trustees reviewed the audited (year ended December 31, 2009) and unaudited financial statements (nine months ended September 30, 2010) of Dupree & Company, Inc; statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Fund (twelve months ended June 30, 2010). The Investment Adviser’s revenues and costs of and profits from furnishing services to each Fund are allocated to each Fund according to each Fund’s identifiable costs and according to the size of the Fund in relation to the total size of the Trust. The Trustees considered the Investment advisory fees paid to the Investment Adviser, expressed in dollar terms and as a percentage of assets under management. The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree & Co. for services rendered in its capacity as Investment Adviser to each Fund since the inception of each Fund. The Trustees determined that the profits earned were reasonable in light of the advisory, administrative and other services provided to each Fund and the historic subsidization provided by Dupree & Co. to the several Funds.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios. The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar. The Trustees considered that the proposed advisory fees to be paid to the Investment Adviser for its services to each Fund are comparable to the advisory fees charged to other similar portfolios.

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Economies of Scale

In addition to considering that the Investment Adviser’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation. Accordingly, as assets increase, the Investment Adviser’s fees decrease on a percentage basis.

Fee Comparison with Other Clients

The only client served by the Investment Adviser is the Trust so there are no applicable fee comparisons.

Other Benefits

The Trustees considered that the Investment Adviser derives a financial benefit from its advisory relationship with the Trust. The sole benefit that accrues to the Investment Adviser is an increase in total fees received as each Fund increases in net asset size. The benefit to the shareholders of each Fund is that the Investment Adviser’s fees decrease on a percentage basis as total net assets under management increase. Dupree & Company, Inc. reported no other indirect benefits attributable to management of the Fund, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010 the Investment Adviser processed 40 portfolio purchase transactions and 24 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $18,588 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond index reflects no deduction for fees or expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of four stars.

•	As of June 30, 2010 the Fund’s expense ratio was 0.47% (after waiver of fees), the lowest of 7 funds compared by Morningstar

Kentucky Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 63 portfolio purchase transactions and 24 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $16,352 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond index reflects no deduction for fees or expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of five stars.

•	As of June 30, 2010 the Fund’s expense ratio was 0.58%, the lowest of 16 funds compared by Morningstar.

Kentucky Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 35 portfolio purchase transactions and 16 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $14,924 as compared to $17,296 for the Barclays Capital Cap Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of four stars

•	As of June 30, 2010 the Fund’s expense ratio was 0.72%. Out of 16 funds compared by Morningstar, only three had lower expense ratios than this Fund. Of these three funds, two only accept institutional

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clients and the remaining Fund was the Dupree Kentucky Tax-Free Income Series.

Mississippi Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 18 portfolio purchase transactions and 16 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $18,063 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of four stars

•	As of June 30, 2010 the Fund’s expense ratio was 0.45% (after waiver of fees) was the lowest of two funds compared by Morningstar

North Carolina Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 20 portfolio purchase transactions and 11 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $16,142 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of four stars

•

As of June 30, 2010 the Fund’s expense ratio was 0.72%, the 5th lowest of Funds compared by Morningstar. Of the other funds each has a load, a million dollar minimum investment or was only open to employees of the Fund.

North Carolina Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 37 portfolio purchase transactions and 19 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $14,826 as compared to $17,296 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of three stars.

•

As of June 30, 2010 the Fund’s expense ratio was 0.82%, the 7th lowest of 16 funds compared by Morningstar. Of the other funds compared, one charges a sales load; one is open only to employees of the fund family; three are only open to institutional clients with a one million dollar minimum investment; and the remaining Fund is the Dupree North Carolina Tax-Free Income Series.

Tennessee Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 17 portfolio purchase transactions and 30 portfolio sale transactions

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $15,954 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of three stars

•

As of June 30, 2010 the Fund’s expense ratio was 0.70%, the second lowest of 11 funds compared by Morningstar. The fund with the lower expense ratio is open only to institutional clients with a minimum one million dollar investment.

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Tennessee Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 16 portfolio purchase transactions and 10 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $14,546 as compared to $17,296 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of three stars.

•

As of June 30, 2010 the Fund’s expense ratio was 0.81%, the fifth lowest of 11 funds compared by Morningstar. Two of the funds have a load, one is open to institutional clients with a million dollar investment and the other is the Dupree Tennessee Tax-Free Income Series.

Intermediate Government Bond Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 29 portfolio purchase transactions and 14 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Fund was $17,487 as compared to $18,074 for the Barclays Capital U.S. Intermediate Government Bond Index. The Barclays Capital U.S. Intermediate Government Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Fund received an overall Morningstar rating of four stars.

•	As of June 30, 2010 the Fund’s expense ratio was 0.47%, the lowest of 30 funds compared by Morningstar.

Taxable Municipal Bond Series

Since this is a new Fund effective November 1, 2010, the Board of Trustees approved a new Investment Advisory Agreement and did not compare the Fund to other similar funds.

Portfolio Manager

The Co-Portfolio Managers responsible for the day to day management of the Trust’s portfolios for each of the Funds are Vincent Harrison and Eugene Gard. Mr. Harrison served as Assistant Portfolio Manager from 1999 to 2004 before becoming Portfolio Manager. Eugene Gard became Co-Portfolio Manager in 2008 after serving as the Associate Portfolio Manager under Mr. Harrison. Mr. Gard became Associate Portfolio Manager under Mr. Harrison in 2008 after active duty service in the United States Navy from 2001-2007. Managing the Trust’s ten Funds is Dupree & Company, Inc.’s sole business so there are no conflicts of interest between management of the Trust portfolios and any other accounts.

Messrs. Harrison and Gard are employed by the Investment Adviser for each of the Funds. Mr. Thomas P. Dupree, Sr. is the sole voting shareholder and Chairman of Dupree & Company, Inc. Mr. Dupree determines the compensation of all employees of Dupree & Company, Inc. based on his assessment of performance and comparable market compensation. Portfolio Managers, like all other employees of Dupree & Company, Inc., are paid a fixed salary. All employees are eligible to receive discretionary bonuses if there is growth in the value of net assets of the Trust under management. All employee benefits, i.e., insurance, retirement plans, etc. are the same for all employees of Dupree & Company, Inc. Mr. Dupree is a salaried employee of Dupree & Company, Inc. and receives other compensation from Dupree & Company, Inc. in recognition of his role as the sole voting shareholder of Dupree & Company, Inc.

Mr. Harrison owned shares of the Kentucky Tax-Free Income Series valued between $0 and $10,000 as of June 30, 2010. Mr. Gard did not own any Fund shares as of June 30, 2010.

OTHER SERVICES

U S Bank, 425 Walnut Street, ML 6118, PO Box 1118, Cincinnati, Ohio 45201-1118, serves as Custodian for the Trust.

U S Bank is responsible for the safekeeping of the assets of each Fund. U S Bank presents for payment the coupons of the municipal bonds held by it or its sub-custodians and deposits payment to the Funds’ accounts. During fiscal year 2008 the Custodian did not charge a fee for its services, but permitted the Trust to utilize un-invested funds (“float”) to offset any custodial fees. Beginning April 1, 2009 the Custodian began charging the Trust for fees which exceeded the

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float. The Trust paid a total of $39,999 in custodial fees during fiscal year 2009. The Trust was given custodian credits of $4,095 during the period April 1, 2009 to June 30, 2009 which amount was applied to reduce net custodial fees paid. The Trust paid a total of $195,196 in custodial fees during the fiscal year 2010. The Trust was given custodian credits of $18,175 during the period July 1, 2009 to June 30, 2010 which amount was applied to reduce net custodial fees.

Bank of the Bluegrass, 101 East High Street, Lexington, Kentucky 40507, assists the Transfer Agent in the clearing of redemption checks of shareholders of the Kentucky Tax-Free Short-to-Medium Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series. Compensation paid to the Bank of the Bluegrass is based on a base fee of $625.00 per year plus $2.00 per check processed and is paid by the Transfer Agent. For the past three fiscal years, Bank of the Bluegrass was paid $9,092, $9,197 and $12,044, respectively.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm of the Trust, providing expertise in accounting and taxation, including tax return preparation. The shareholders of the Trust ratified selection of Ernst & Young LLP to serve as the independent auditor for the Trust for the fiscal year ending June 30, 2011.

Dupree & Company, Inc. serves as the Transfer Agent and Dividend Paying Agent of the Trust, collecting monies from new shareholders and paying dividends and redemption proceeds to shareholders, in addition to maintaining books and accounts of shareholder transactions. The Trust has an agreement with Dupree & Company Inc., as Transfer Agent, under of which a fee is paid computed on the average daily net asset value at the annual rate of .15 of 1% on the first $20,000,000 and .12 of 1% on all amounts in excess of $20,000,000. For the past three fiscal years Dupree & Company, Inc. was paid $1,410,713, $1,282,395 and $1,229,874, respectively, for the services it performed as Transfer Agent and Dividend Paying Agent of the Trust.

Dupree & Company, Inc., the Trust’s Transfer Agent, has entered into sub-shareholder servicing agreements with Ron Beaton’s Money Matters, Lawrence J. Botzman, E. Thomas Associates, Inc., Cumberland Security Bank, and Unified Trust Company to service their clients who have entered into individual investment advisory agreements with these firms. These sub-shareholder servicing agents assist their client shareholders in completing account applications, redemption requests, change of address forms and provide other administrative services to their clients. The sub-shareholder servicing agents are compensated by Dupree & Company, Inc. at a rate of ..00175 per annum of the net assets under management invested by their clients in the Kentucky Tax-Free Income Series, .00225 per annum of the net assets under management invested by their clients in The Kentucky Tax-Free Short-to-Medium Series, .0010 per annum of the net assets under management invested by their clients in the Intermediate Government Bond Series and .0025 per annum for all other Series’ of the Trust with a minimum threshold of total investments by their clients of $1,000,000. For the past three fiscal years the aggregate compensation paid by Dupree & Company, Inc. to all sub-shareholder servicing agents was $83,980, $80,399 and $62,829, respectively. The compensation is inclusive of all sub-shareholder servicing agents, some of whom may not currently have active agreements with Dupree & Company, Inc.

Gay M. Elste, Darsie & Elste, P.O. Box 28, Versailles, Kentucky 40383, serves as independent legal counsel to the Trust and Trustees. She owns shares of the Trust valued in excess of $100,000. She prepares or reviews requisite registration statements and other filings with the Securities and Exchange Commission and state securities regulators, attends all meetings of the Trustees and the Board Committees, prepares the agendas and minutes for meetings and provides advice to management, as well as the Trustees. She is compensated on an hourly basis. For the past three fiscal years Darsie & Elste was paid $37,110, $39,222 and $ 40,840, respectively. Ms Elste also serves as the Compliance Officer of the Trust reviewing documents, transactions and other materials to assure compliance with federal securities laws. She is also compensated for these services on an hourly basis and was paid for the past three fiscal years $27,161, $34,741 and $29,116, respectively.

OFFICERS AND TRUSTEES

In 2004 the Board of Trustees and shareholders determined that a totally independent Board of Trustees was the appropriate method to manage the business of the Trust. The Board of Trustees is comprised solely of “non-interested” persons and meets on a quarterly basis to discuss, review and act upon business matters of the Trust. On a quarterly basis the Trustees review financial statements, dividends declared, portfolio pricing and variances, compliance subjects, brokerage allocations and selections, and adopts, ratifies or amends policies. On a weekly basis the Trustees are apprised of the total investments in each portfolio and yield information. As set forth in the Declaration of Trust filed pursuant to the laws of the Commonwealth of Kentucky, the Trustees manage the business of the Trust: appointing and removing officers, agents consultants and employees; selecting Advisers, Depositories, Custodians, distributors, underwriters and others; and delegating responsibilities to officers and/or committees of the Trust or employees, advisers, agents or others. The Board adopts general policy and charges Dupree & Company with the responsibility for daily investment, shareholder servicing and management decisions. The Board of Trustees oversees risks to the Trust through the services of the independent auditors of the Trust and the Trust’s Compliance Officer. The Trustees has engaged the

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independent auditors to conduct agreed upon review of management practices. In addition, the Trustees receive quarterly reports of compliance risks from both management and the Trust’s Compliance Officer.

All of the committees of the Board of Trustees are inclusive of all Trustees. This allows all trustees to be fully apprised of the business of the Trust. The Audit Committee of the Board of Trustees meets semi-annually, or more often if needed, to review accounting, management, pricing and control functions of the Trust and other matters required by law. During the most recently completed fiscal year the Audit Committee met twice. The Nominating Committee of the Trust, meets annually or more often, if needed, to nominate persons to serve on the Board of Trustees. During the most recently completed fiscal year, the Nominating Committee met once. The Nominating Committee will consider nominees recommended by security holders when a vacancy occurs. Any security holder may write to the Trust, identifying a nominee and describing the nominee’s qualifications. In addition the Trustees meet quarterly without management to discuss Trust business and the oversight responsibilities of the independent Trustees, including compliance matters. All Trustees also comprise the Valuation Committee which meets if necessary to “fair value” portfolio securities when readily available quotations are not available and/or when the Investment Adviser’s recommended valuation of a given security is different from readily available quotations by an amount which is of significance to the Funds’ NAV. The Committee did not meet during the most recently completed fiscal year.

Set forth below is certain biographical information about the Trustees including a description of the specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a member of the Board in light of the Trust’s business and structure.

James C. Baughman, Jr. - Mr. Baughman serves as the President, Secretary, Treasurer and Director of Office Suites Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc. (collectively “Office Suites Plus”). Office Suites Plus is a privately held business that provides high quality office and conference facilities with advanced technology and support services to corporations. Mr. Baughman’s educational background is in the area of finance. His individual qualifications and skills include senior management experience in the areas of accounting and finance, marketing, advertising, strategic thinking, and corporate governance.

Lucy A. Breathitt - Mrs. Breathitt is the fifth generation owner and operator of a family farm, Alexander Farms, where she is involved in raising and bringing to market cattle, sorghum, honey and tobacco. She previously served in an executive capacity within the Office of the President of the United States. Her individual qualifications and skills include senior management experience, organizational and interpersonal effectiveness, communication skills, and consensus building. Mrs. Breathitt has served on multiple local, state and national civic boards, focusing on the preservation and conservation of history and resources.

William A. Combs, Jr. - Mr. Combs currently serves as an Officer and director of Mercedes-Benz of Cincinnati, Ohio, Mercedes-Benz of West Chester, Ohio, and Freedom Dodge in Lexington, Kentucky. He previously served as an Officer and Director of a family controlled lumber and supply business. His individual qualifications and skills include senior management experience, corporate governance, finance, strategic thinking, and consensus building. Mr. Combs has served in leadership roles on numerous local civic boards.

C. Timothy Cone - Mr. Cone presently serves as President of Gess, Mattingly & Atchison, P.S.C., a Lexington, Kentucky based law firm. The principal areas of his law practice relate to Business Organizations and Transactions and Commercial Lending and Real Estate. His individual qualifications and skills include senior management experience in the areas of business formations, mergers and acquisitions, corporate governance, and strategic thinking. Mr. Cone has extensive experience with the Kentucky thoroughbred industry and has served in leadership roles on numerous local civic boards.

J. William Howerton - Judge Howerton is a retired Judge of the Kentucky Court of Appeals. While on the Court, Judge Howerton served as the Chief Judge from November 1986 to December 1990. His individual qualifications and skills include senior management experience, communications skills, dispute resolution, strategic thinking, and consensus building. He is presently Chair of the Carson-Myre Charitable Foundation and a Director Emeritus for the Carson Center for the Performing Arts.

William S. Patterson - Mr. Patterson serves as the CEO of Cumberland Surety, Inc. which is headquartered in Lexington, Kentucky. Cumberland Surety is an insurance underwriter specializing in contract surety bonds, reclamation bonds, performance bonds, and payment bonds. Mr. Patterson is also engaged in real estate development and the breeding and racing of thoroughbred horses. Mr. Patterson’s individual qualifications and skills include senior management experience in the areas of insurance underwriting, corporate governance, finance, and strategic thinking. Mr. Patterson has assisted in merger and acquisition activities involving ITT Corp., Zapata Petroleum, Consolidated Freightways and National City Bank. Mr. Patterson has served on numerous local civic boards and the boards of two banks.”

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The following table sets forth information as to our Officers and Trustees:

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director- ships held by Trustee
Trustees of the Trust

William A. Combs, Jr. 111 Woodland Ave., #510 Lexington, KY 40502 Age: 70	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 22 Years of Service, 10 years of service as Chairman	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio and Freedom Dodge, Lexington, KY	10	N/A

James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 47	Trustee and Chairman of the Audit Committee of Dupree Mutual Funds	One Year Term; 3 Years of Service; 1 Year of Service as Chairman of Audit Committee	President, Secretary, Treasurer, Director Office Suites Plus (executive office space rental)	10	Advisory Board, Community Trust Bank

Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502 Age: 73	Trustee of Dupree Mutual Funds	One Year Term; 14 Years of Service	Alexander Farms, farming	10	KY Natural Lands Trust, Bluegrass Conservancy

C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 66	Trustee of Dupree Mutual Funds	One Year Term; 8 Years of Service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	10	N/A

J. William Howerton 3954 Primrose Place Paducah, KY 42001 Age: 78	Trustee and Chairman of Nominating Committee of Dupree Mutual Funds	One Year Term; 10 Years of Service; 7 Years of Service as Chairman of Nominating Committee	Judge (retired November 1996) KY Court of Appeals; Self-Employed Mediator, Arbitrator and Special Judge. (through 2006), Trustee for charitable organization and individuals.	10	N/A

William S. Patterson 367 West Short Street Lexington, KY 40507 Age: 77	Trustee	One Year Term; 31 Years of Service	President, CEO, Cumberland Surety Co., Lexington, KY, President, Patterson & Co., Frankfort, KY, (real estate development, thoroughbred horse breeding and farming)	10	N/A
Officers of the Trust

Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 80	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 31 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 48	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 5 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

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Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director- ships held by Trustee
Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 49	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 13 Years of Service as Vice President, 11 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 50	Assistant Secretary; elected Assistant Secretary by Trustees	One Year Term; 18 Years of Service	Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 59	Compliance Officer; elected by Trustees	One Year Term; 6 Years of Service as Compliance Officer; 29 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (cattle farming)	N/A	N/A

As of December 31, 2009, shares of the Trust were owned by our Trustees as shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
Lucy A. Breathitt	Over $100,000	Kentucky Tax-Free Income Series
James C. Baughman, Jr.	0 to $10,000	Kentucky Tax-Free Income Series
William A. Combs, Jr.	Over $100,000	Kentucky Tax-Free Income Series
C. Timothy Cone	Over $100,000	Kentucky Tax-Free Income Series
J. William Howerton	Over $100,000	Kentucky Tax-Free Income Series
William S. Patterson	-0-	Kentucky Tax-Free Income Series

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
Lucy A. Breathitt	-0-	Kentucky Tax-Free Short-to-Medium Series
James C. Baughman, Jr.	-0-	Kentucky Tax-Free Short-to-Medium Series
William A. Combs, Jr.	-0-	Kentucky Tax-Free Short-to-Medium Series
C. Timothy Cone	Over $100,000	Kentucky Tax-Free Short-to-Medium Series
J. William Howerton	-0-	Kentucky Tax-Free Short-to-Medium Series
William S. Patterson	-0-	Kentucky Tax-Free Short-to-Medium Series

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
Lucy A. Breathitt	-0-	Intermediate Government Bond Series
James C. Baughman, Jr.	$50,000 to $100,000	Intermediate Government Bond Series
William A. Combs, Jr.	-0-	Intermediate Government Bond Series
C. Timothy Cone	-0-	Intermediate Government Bond Series
J. William Howerton	-0-	Intermediate Government Bond Series
William S. Patterson	Over $100,000	Intermediate Government Bond Series

As of December 31, 2009, none of the non-interested Trustees or members of their immediate family held any beneficial interest in the Trust’s Investment Adviser, nor were the non-interested Trustees under direct or indirect or common control with the Investment Adviser as reflected in the chart below. Further, the Trust does not have an underwriter.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
William A. Combs, Jr.	N/A	Dupree & Company, Inc.	N/A	None	None
James C. Baughman, Jr.	N/A	Dupree & Company, Inc.	N/A	None	None
Lucy A. Breathitt	N/A	Dupree & Company, Inc.	N/A	None	None
C. Timothy Cone	N/A	Dupree & Company, Inc.	N/A	None	None
J. William Howerton	N/A	Dupree & Company, Inc.	N/A	None	None
William S. Patterson	N/A	Dupree & Company, Inc.	N/A	None	None

Compensation Table

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
William A. Combs Chairman, Trustee	$20,000	-0-	-0-	$20,000
James C. Baughman, Jr.	$20,000	-0-	-0-	$20,000
Lucy A. Breathitt	$20,000	-0-	-0-	$20,000
C. Timothy Cone	$20,000	-0-	-0-	$20,000
J. William Howerton	$20,000	-0-	-0-	$20,000
William S. Patterson	$20,000	-0-	-0-	$20,000

For the current fiscal year the six non-interested Trustees (who all serve on the audit committee) will be paid fees in the amount of $18,000 plus an additional $1,000.00 per audit committee meeting.

CODE OF ETHICS

Dupree Mutual Funds and Dupree & Company, Inc. have adopted Codes of Ethics applicable to all Trustees, Officers and access persons. Personnel subject to the Codes of Ethics are permitted to invest in securities that may be purchased or held by the Trust; however, such securities transactions must be disclosed on a quarterly basis. Personnel are permitted to invest in the Trust.

PORTFOLIO TRANSACTIONS

Ordinarily, portfolio securities for each Fund are purchased from underwriters at prices that include underwriting fees or from primary market makers acting as principals and selling to us at net prices. In either case, we would not pay any brokerage commission. Transactions placed with dealers serving as primary market makers are executed at prices within the spread between the bid and asked prices for the securities.

Decisions with respect to the purchase and sale of our portfolio securities, including the allocation of principal business and portfolio brokerage, are made by our Investment Adviser, Dupree & Company, Inc. Our Investment Adviser has discretionary authority to implement these decisions by placing orders for the purchase or sale of securities for our account with underwriters, dealers or brokers selected by it for that purpose. However, Dupree & Company, Inc. will not deal with us as principal, or as our agent, in purchasing and selling securities for our accounts. Purchases and sales of

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securities for the Trust’s portfolios, as well as allocation of brokerage, are reviewed quarterly by the Trust’s Board of Trustees. Each of these trades is either an exclusive offering or the high bid on bonds for sale. Each is reviewed by the board on an individual basis.

Dupree & Company, Inc. has advised us that, in placing orders for the purchase and sale of our portfolio transactions, it will seek execution at the most favorable prices through responsible brokers consistent with Dupree & Company, Inc.’s best execution obligations. In selecting brokers to execute portfolio transactions Dupree & Company, Inc. will give consideration to such factors as the price of the security, the rate of commission, if any, and the size and difficulty of the order. The reliability, integrity, financial conditions, general execution and operating capabilities of competing brokers will also be taken into consideration when placing purchase and sale orders.

Dupree & Company, Inc. has further advised us that it does not presently intend to award brokerage on our portfolios to brokers who charge higher commissions because of research services they provide. However, under our Investment Advisory Agreements with it, we have authorized the Investment Adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Under such a policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. Research services furnished by a broker can include valuation of the market prices of securities in the Trust’s portfolios, evaluation of potential additions to the Trust’s portfolios and credit analysis of particular issuers of securities.

Whether and to what extent net prices or commissions charged by brokers selected by Dupree & Company, Inc., reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers with or through which the Investment Adviser places our portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear.

It is not the practice of Dupree & Company, Inc., to allocate principal business or portfolio brokerage on the basis of share sales. However, brokers effecting purchases of our shares for their customers may participate in principal transactions of brokerage allocated as described in the preceding paragraphs. Dupree & Company, Inc. has advised us that, when it purchases municipal securities for our portfolios in underwriting, it will seek to negotiate a purchase price reflecting a reduction from the initial public offering price by an amount equal to some or all of the applicable selling group concessions.

No brokerage commissions have been paid by the Trust during the three most recent fiscal years.

SHARES OF BENEFICIAL INTEREST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Business Trust is the successor of Kentucky Tax-Free Income Fund, Inc. The Trust offers shares of beneficial interest of separate Series or Funds without par value. The Trust is authorized to create an unlimited number of new Series or Funds, but at this time the Trust is offering shares in ten Funds as described in the Prospectus: Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, Taxable Municipal Bond Series and Intermediate Government Bond Series.

Each share has one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Our shareholders have cumulative voting rights for the election of Trustees. This means that, in each election of Trustees, each shareholder has the right to cast a number of votes equal to the number of Trustees to be elected and to cast all of such votes for one candidate or distribute such votes among two or more candidates, as the shareholder sees fit. In the event of liquidation of any Fund, net assets would be distributed among shareholders of the Fund pro-rata after payment of all expenses. Shareholders have no pre-emptive rights. Shareholders may convert their shares in a Fund into shares of other Funds offered by the Trust; however, this conversion will be treated as a redemption and purchase and may have tax consequences for the shareholder. When issued, our shares are fully paid and non-assessable. Shareholders rights to redeem shares and receive dividends are set forth in the Prospectus dated November 1, 2010.

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As of July 20, 2010 the following persons were known to the Trust to be the beneficial owners of more than five (5%) of the outstanding shares of the following Funds:

Name(s) of Share Owners	Percent of Shares Owned of Record	Percent of Shares Owned Beneficially	Both
Alabama Tax-Free Income Series
Reliance Trust Company FBO SBL Funeral Trust 1100 Abernathy Road 500 North Park #400 Atlanta, GA 30328	15.31%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.22%

Mississippi Tax-Free Income Series
NFS LLC FEBO Trustmark National Bank 248 East Capitol Street Jackson, MS 39201	9.32%

NFS Trustmark National Bank 248 East Capitol Street Jackson, MS 39201	8.38%

Roy B. Fulton 2181 Highway 82 West Greenville, MS			7.34%

Janet B. England 221 Crittenden Greenville, MS			6.50%

NC Tax-Free Income Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.02%

NC Tax-Free Short-to-Medium Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.06%

Tennessee Tax-Free Income Series
SEI Trust Company One Freedom Valley Drive Oaks, PA	12.51%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.66%

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Name(s) of Share Owners	Percent of Shares Owned of Record	Percent of Shares Owned Beneficially	Both
Tennessee Tax-Free Short-to-Medium Series
James A Valkenaar Michele Valkenaar 11000 Calloway View Drive Knoxville, TN 37934-4001			6.47%

Intermediate Government Bond Series
J William Howerton, Executor Estate of Jane Carson Myre 3954 Primrose Place Paducah, KY 42001			25.90%

National Christian Charitable Foundation, Inc. 11625 Rainwater Drive Suite 500 Alpharetta, GA 30004	6.23%

As of July 20, 2010 no shares of the Taxable Municipal Bond Series had been issued.

Management Ownership

Collectively, as of July 20, 2010, the Officers and Trustees owned shares of the Trust in the following Funds:

Intermediate Government Bond Series	31.13%
Kentucky Tax-Free Income Series	1.92%
Kentucky Tax-Free Short-to-Medium Series	1.05%

HOW TO PURCHASE SHARES

Shares of our Trust that are offered for sale are offered directly by the Trust. Since we do not charge any sales commissions, every dollar you invest in us is applied to the purchase of our shares.

The price of your shares will be their net asset value per share, as calculated in the first determination of net asset value after your order has become effective. Your order will be priced and executed at the net asset value next determined after the order is received. There is no sales charge or load.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

The Prospectus describes the procedures to be utilized by an investor desiring to purchase our shares.

DETERMINATION OF NET ASSET VALUE

The price used when you buy or sell shares in a Fund is the next net asset value computed after we receive your order in proper form. The net asset value per share of each Fund is determined separately at 4:00 p.m. local time each weekday the Dupree office is open by dividing the total value of the assets of a Fund, minus liabilities, by the total number of shares outstanding.

The Dupree office is closed on the following holidays: Thanksgiving (Thursday, November 25, 2010); Christmas (Observed Friday, December 24, 2010); Martin Luther King Day (Monday, January 17, 2011); President’s Day (Monday, February 21, 2011); Good Friday (Friday, April 22, 2011); Memorial Day (Monday, May 30, 2011); U.S. Independence Day (Monday, July 4, 2011); Labor Day (Monday, September 5, 2011); Columbus Day (Monday, October 10, 2011); and

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Veteran’s Day (Friday, November 11, 2011). The above listed closing dates correspond with the closing dates recommended by the Securities Industry and Financial Markets Association (“SIFMA”).

On any business day when SIFMA recommends an early close, we will close and calculate each Series’ NAV at the SIFMA recommended closing time (2:00 p.m. EST). On those days when SIFMA recommends an early close time of 2:00 p.m. EST, any purchase and/or redemption orders received after 2:00 p.m. EST will be processed and become effective on the next business day at the then prevailing NAV.

Purchase and sales orders accepted after the Trust’s order cut-off time (4:00 p.m. EST) will be effective the following business day at the NAV computed on the following day.

The securities in which we invest are traded primarily in the over-the-counter market. We value securities in accord with the Board of Trustees approved Dupree Municipal Valuation System. The Security Valuation system is designed to determine daily, the expected price that would be received for each municipal security held by the Trust, if that security were to be sold in an arms length transaction on that day.

In compliance with the Board approved valuation methodology, management will value each security based initially on original purchase price, and from then forward on subsequent days, the security will be assigned the current market value from the firm’s computerized valuation system.

The Manager receives yield data daily from an independent data service. This data provides that day’s market yield for bonds maturing from one to thirty years and with quality ratings from Baa to AAA. This data is entered in Dupree’s computerized valuation system daily. The system calculator produces a price for each bond based on the yields entered.

The Dupree computerized valuation system valuations for each bond are compared, on a weekly basis, with yields and prices downloaded from Standard & Poor – J. J. Kenny (Kenny) and Financial Times Interactive Data/Muller (Muller). Prices are also compared with other services such as Bloomberg Fair Value and MMD.

Finally, the Board approved “Valuation Methodology” charges the Investment Adviser Dupree & Company, Inc. with maintaining prices that compare closely to valuations of one or all of the following valuation sources: Kenny, Muller, Bloomberg Fair Value, or MMD. A bond valuation that is not supported by one of these valuation sources requires management to fair value the security in consultation with the Board’s Valuation committee.

The securities of the Intermediate Government Bonds Series and Taxable Municipal Bond Series are priced daily utilizing prices from IDC Muller or other published prices.

HOW TO REDEEM SHARES

The Prospectus describes the procedures to be utilized by a shareholder desiring to redeem our shares. A $10.00 wire fee applies to all redemptions processed by wire. The Transfer Agent may deduct the wire charge from the redemption proceeds. There is no fee for processing redemption proceeds through the Automated Clearing House (ACH) electronic funds transfer system.

REDEMPTION BY TRUST

If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will mail you a notice requesting you to bring the account back up to the minimum investment amount of $100. If you choose not to do so within thirty (30) days from the date of notice, we will close your account and mail the proceeds to the address of record.

If you should move to a state where the Trust does not routinely offer its shares for sale or if you should transfer or attempt to transfer any of your shares to another person residing in a state where the Trust does not routinely offer its shares for sale, the Trust reserves the right to involuntarily redeem your shares and close out your account and/or modify your dividend payment option to receive your dividends in cash in lieu of reinvestment of said dividends in the Trust.

The Trust reserves the right to redeem, at any time without notice, any account if it is determined that the account owner is not complying with the Trust’s policies and procedures.

FEDERAL INCOME TAXES

As of June 30, 2010, the Alabama Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, and Intermediate Government

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Bond Series have capital loss carry forwards which are available to offset future capital gains, if any. As of June 30, 2010 the Kentucky Tax-Free Income Series does not have any capital loss carry forwards.

The capital loss carry forwards expire as follows:

	2011	2012	2013	2014	2015	2016	2017	2018	Total
Alabama Tax-Free Income Series	$—	$—	$—	$—	$—	$—	$18,298	$25,322	$43,620
Kentucky Tax-Free Short-to-Medium Series	—	—	257,605	74,336	446,645	227,932	223,977	—	1,230,495
Mississippi Tax-Free Income Series	—	—	—	—	—	6,458	3,910	16,204	26,572
North Carolina Tax-Free Income Series	—	347,636	—	—	—	—	—	117,110	464,746
North Carolina Tax-Free Short-to-Medium Series	—	—	—	—	49,489	30,033	—	—	79,522
Tennessee Tax-Free Income Series	18,314	175,434	28,670	—	—	—	16,360	992,377	1,231,155
Tennessee Tax-Free Short-to-Medium Series	—	—	—	44,876	92,566	23,418	—	—	160,860
Intermediate Government Bond Series	—	48,696	2	64,307	21,144	—	—	—	134,149

During the year ended June 30, 2010, the following Funds utilized capital loss carry forwards as follows:

Amount
Kentucky Tax-Free Short-to-Medium Series	150,390
North Carolina Tax-Free Short-to-Medium Series	60,039
Tennessee Tax-Free Short-to-Medium Series	17,538
Intermediate Government Bond Series	69,152

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HOW WE COMPUTE OUR YIELDS

The yield for each Fund is determined separately. We compute the yields, the average annual total return, and tax equivalent yields on our shares in each portfolio separately in accord with SEC guidelines.

The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ERV where: P equals a hypothetical initial payment of $1,000, T equals average annual total return, n equals number of years, and ERV equals ending redeemable value of a hypothetical $1,000. Set forth below is average annual total return information (before taxes on distributions) for all Income Series, all Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated. No information is provided for the Taxable Municipal Bond Series which becomes effective November 1, 2010. All Fund performance figures assume reinvestment of dividends and capital gains.

	Expressed as a Percentage Period Average Annual Total Return

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year ended June 30, 2010	7.40%	6.58%	4.99%	7.65%	6.62%	4.77%
Five years ended June 30, 2010	3.88%	4.10%	3.44%	3.49%	3.70%	3.32%
Ten years ended June 30, 2010	5.83%	5.02%	3.88%	5.47%	4.92%	4.01%

	Expressed as a Percentage Period Average Annual Total Return

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
One year ended June 30, 2010	6.92%	5.39%	6.38%
Five years ended June 30, 2010	3.52%	3.34%	5.19%
Ten years ended June 30, 2010	4.86%	3.82%	6.10%

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	Redeemable Value Based on a Hypothetical $1000 investment at the end of the period

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year ended June 30, 2010	$1,074	$1,066	$1,050	$1,077	$1,066	$1,048
Five years ended June 30, 2010	$1,210	$1,223	$1,184	$1,187	$1,199	$1,177
Ten years ended June 30, 2010	$1,762	$1,632	$1,463	$1,703	$1,617	$1,482

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
One year ended June 30, 2010	$1,069	$1,054	$1,064
Five years ended June 30, 2010	$1,189	$1,179	$1,288
Ten years ended June 30, 2010	$1,607	$1,455	$1,808

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The Funds’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ATV d, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return (after taxes on distributions), n equals number of years, and ATV d equals redeemable value of a hypothetical $1,000 after taxes on Fund distributions but not after taxes on redemptions. Set forth below is average annual total return (after taxes on distributions) information for the Income Series, the Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated. All Fund performance figures assume reinvestment of dividends and capital gains.

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	Expressed as a Percentage Period Average Annual Total Return

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year ended June 30, 2010	7.40%	6.55%	4.99%	7.65%	6.62%	4.77%
Five years ended June 30, 2010	3.88%	4.10%	3.43%	3.48%	3.70%	3.32%
Ten years ended June 30, 2010	5.83%	5.02%	3.89%	4.76%	4.92%	4.01%

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
One year ended June 30, 2010	6.92%	5.39%	4.79%
Five years ended June 30, 2010	3.52%	3.34%	3.47%
Ten years ended June 30, 2010	4.86%	3.82%	4.16%

	Redeemable Value Based on a Hypothetical $1000 investment at the end of the period
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year ended June 30, 2010	$1,074	$1,066	$1,050	$1,077	$1,066	$1,048
Five years ended June 30, 2010	$1,210	$1,223	$1,184	$1,187	$1,199	$1,177
Ten years ended June 30, 2010	$1,762	$1,632	$1,465	$1,592	$1,617	$1,482

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	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
One year ended June 30, 2010	$1,069	$1,054	$1,048
Five years ended June 30, 2010	$1,189	$1,179	$1,186
Ten years ended June 30, 2010	$1,607	$1,455	$1,503

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The Funds’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ATV dr, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return (after taxes on distributions), n equals number of years, and ATV equals redeemable value of a hypothetical $1,000 after taxes on Fund distributions Set forth below is average annual total return (after taxes on distribution and redemption) information for the Income Series, the Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated. All Fund performance figures assume reinvestment of dividends and capital gains.

	Expressed as a Percentage Period Average Annual Total Return

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year ended June 30, 2010	6.26%	5.70%	4.25%	7.65%	6.62%	4.77%
Five years ended June 30, 2010	3.90%	4.09%	3.38%	3.48%	3.70%	3.32%
Ten years ended June 30, 2010	5.68%	4.95%	3.82%	5.47%[1]	4.92%	4.01%

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	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
One year ended June 30, 2010	5.84%	4.46%	4.79%
Five years ended June 30, 2010	3.55%	3.27%	3.47%
Ten years ended June 30, 2010	4.79%	3.74%	4.16%

	Redeemable Value Based on a Hypothetical $1000 investment at the end of the period

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year ended June 30, 2010	$1,063	$1,057	$1,043	$1,077	$1,066	$1,048
Five years ended June 30, 2010	$1,211	$1,222	$1,181	$1,187	$1,199	$1,177
Ten years ended June 30, 2010	$1,738	$1,621	$1,455	$1,703	$1,617	$1,482

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
One year ended June 30, 2010	$1,058	$1,045	$1,048
Five years ended June 30, 2010	$1,191	$1,175	$1,186
Ten years ended June 30, 2010	$1,597	$1,444	$1,503

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The Funds’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

SEC yield quotations will be computed based on a 30-day period by dividing (a) the interest income based on the market yield, prescribed by the SEC, of each security during the period (including appropriate adjustments for accretion of original

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issue discounts and amortization of market premiums) reduced by period expenses divided by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series' yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series' yield that is not tax-exempt. The SEC yield for the 30-day period ending June 30, 2010, for the Alabama Tax-Free Income Series was 3.43%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 5.02%. The SEC yield for the 30-day period ending June 30, 2010, for the Kentucky Tax-Free Income Series was 2.91% and for the Kentucky Short-to-Medium Series it was 1.43%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 4.30% and for the Kentucky Short-to-Medium Series was 2.11%. The SEC yield for the 30-day period ending June 30, 2010, for the Mississippi Tax-Free Income Series was 3.32%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 4.85%. The SEC yield for the 30-day period ending June 30, 2010, for the North Carolina Income Series was 3.10% and for the North Carolina Short-to-Medium Series was 1.47%. The tax-equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 4.66% and for the North Carolina Short-to-Medium Series was 2.21%. The SEC yield for the 30-day period ending June 30, 2010, for the Tennessee Tax-Free Income Series was 3.11% and for the Tennessee Tax-Free Short-to-Medium Series was 1.40%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 4.60% and for the Tennessee Tax-Free Short-to-Medium Series was 2.07%. The SEC yield for the 30-day period ending June 30, 2010, for the Intermediate Government Bond Series was 2.35%.

Other yield quotations will be computed based on a 30-day period by dividing (a) the total daily income minus all expenses by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund’s yield that is tax-exempt by (b) one minus a stated tax rate which combines federal and state income tax rates and adding the result to that part, if any, of the series' yield that is not tax-exempt. The yield for the 30-day period ending June 30, 2010, for the Alabama Tax-Free Income Series was 3.85%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 5.63%. The yield for the 30-day period ending June 30, 2010, for the Kentucky Tax-Free Income Series was 3.80% and for the Kentucky Short-to-Medium Series was 2.54%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 5.62% and for the Kentucky Short-to-Medium Series was 3.75%. The yield for the 30-day period ending June 30, 2010, for the Mississippi Tax-Free Income Series was 3.94%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 5.76%.The yield for the 30-day period June 30, 2010 for the North Carolina Income Series was 3.70% and the North Carolina Short-to-Medium Series was 2.54% The tax equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 5.57% and for the North Carolina Short-to-Medium Series was 3.82%. The yield for the 30-day period ending June 30, 2010, for the Tennessee Tax-Free Income Series was 3.70% and for the Tennessee Tax-Free Short-to-Medium Series was 2.61%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 5.47% and for the Tennessee Tax-Free Short-to-Medium Series was 3.86%. The yield for the 30-day period ending June 30, 2010, for the Intermediate Government Bond Series was 3.91%.

For the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series, Alabama, Kentucky, Mississippi, North Carolina, Tennessee Short-to-Medium Series, Taxable Municipal Bond Series and Intermediate Government Bond Series, if yield is computed for a period of less than one year it is annualized on a 360 day basis. The yields we quote in response to telephone inquiries represent annualized yields for the preceding 30 calendar days.

Our yields for any given period in the past should not be considered a representation as to our yields for any future period. Past performance is no guarantee of future performance. Since the dividends we declare are based on income earned on portfolio securities net of expenses, any changes in our income or expenses will directly affect our yields. The income we earn on our portfolio securities can be expected to fluctuate as we make changes in or additions to our portfolios. Our yields will be affected if we experience a net inflow of new money that is invested at interest rates different from those being earned on our then current portfolio securities. A change in our net asset values due to fluctuations in values of our portfolio securities will, of course, also affect our yields.

Yield information may be useful in reviewing our performance and comparing an investment in our shares with other investment alternatives. In addition, when comparing the yields of mutual funds, you should consider the investment objectives, policies and programs of each Fund, including the types of investments permitted and the quality and maturity of the portfolio securities, as well as the method used by each Fund to compute yield, which may differ from Fund to Fund. Finally, in evaluating our yields, you should be aware that prior to November 1, 1986, our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Income Series. Our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Short-to-Medium Series prior to July 1, 1993; and had been bearing a portion of our operating expenses for the Government Bond Series prior to January 1, 1997; for the Tennessee Tax-Free

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Income Series prior to December 2002; for the Tennessee Tax-Free Short-to-Medium Series since its inception, November 1, 1994; for the North Carolina Income Series prior to December 2002; for the North Carolina Short-to-Medium Series since its inception November 16, 1995; for the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series since their inception January 1, 2000. Our Investment Adviser intends to bear a portion of the operating expenses of the Taxable Municipal Bond Series from inception for an extended period of time. The Investment Adviser may waive management fees and assume or pay other operating expenses. The Investment Adviser may terminate fee waivers or reimbursements at any time. The Investment Adviser will not seek to recover waived fees or reimbursed amounts.

In order to keep shareholders and prospective investors informed about our historic and current yields, the make-up of our portfolios, and other meaningful investment information, we (i) send reports to our shareholders on a semi-annual and annual basis, (ii) provide such information in our sales literature, and (iii) maintain a toll-free telephone through which such information may be obtained.

Total return, yield and tax equivalent yield figures are based on the Funds’ historical performance and are not intended t o indicate future performance. The Funds’ total return, yield and tax equivalent yield will vary depending on market conditions; this is reflective of the securities comprising the Funds’ portfolio, the Funds’ operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust may fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

No mutual fund is a complete investment program and you may lose money by investing in the Funds. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank.

TAX INFORMATION

The information provided below is not an attempt to provide you with tax advice and does not purport to deal with all of the tax consequences that may be applicable to your investment in our Funds. You should always consult with your own tax advisor and/or tax attorney for more details on how our Funds may affect your individual state and Federal tax liability

Federal Tax Information

We have qualified as a “regulated investment company (“RIC”)” under the Internal Revenue Code and intend to continue such qualification. By qualifying as a regulated investment company we are relieved of Federal and state income taxes on all net income and all net realized capital gains, if any, that we distribute to shareholders. In order to qualify for this treatment, we must (i) derive at least 90% of our gross income from dividends, interest and gains from the sale or other disposition of securities, (ii) derive less than 30% of our gross income from the sale or other disposition of securities held less than three months, (iii) meet certain diversification tests as to our investments in securities, and (iv) distribute to shareholders at least 90% of our net tax exempt and net taxable income earned in any year. A failure to qualify as a regulated Investment company would result in distributions to shareholders being taxed as ordinary dividends.

You must report your total tax-free income on your Federal income tax return. The IRS uses this information to help determine the status of any social security payments that you may receive during the year. Tax-exempt dividends paid to social security recipients may increase the portion of social security benefits that is subject to tax.

The sale of shares may result in a capital gain or loss depending upon your original cost basis. Distribution of net short-term capital gains we may realize from the sale of municipal or other securities will be taxable to the shareholders as ordinary income. Distribution of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains regardless of how long the shareholder has held the shares. The tax effect of dividends (whether taxable or exempt) on our shareholders is the same whether such dividends are in the form of cash or additional shares.

The net asset value at which our shares are purchased may include undistributed income or capital gains or unrealized appreciation in the value of securities held in our investment portfolio. To the extent that such income or gains, or any capital gains realized from such appreciation, are subsequently distributed to the holder of such shares, the distributed amounts, although considered a return of investment, may be taxable as set forth above.

The Internal Revenue Code prohibits investors from deducting for federal income tax purposes interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the tax-exempt municipal bond funds that distribute exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of our shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases. However, these rules generally permit the deduction of interest paid on mortgage borrowings to purchase or improve a personal residence and on business

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borrowings directly related to business needs or purposes.

In any fiscal year, in which any Fund has taxable income, we will use the actual earned method of allocating taxable and nontaxable income. We will also allocate expenses between taxable and non-taxable income. In any such year, the percentage of quarterly dividends that are exempt from taxation will vary from quarter to quarter.

The following summary discusses some of the more important tax issues affecting the Trust and its shareholders.

Excise Tax

The Internal Revenue Code contains a provision that discourages a regulated investment company from deferring its shareholders’ taxes by delaying distributions of dividend income to shareholders. Under the provision, a 4% non-deductible Federal excise tax is levied on undistributed Fund income unless the Fund distributes at least; i) 98% of calendar year ordinary income during the calendar year; ii) 98% of capital gain net income earned in the year ending October 31 by December 31; and iii) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.

Capital Gains

The sale of shares may result in a capital gain or loss depending upon your original cost basis. Long-term capital gain distributions to a corporation will be taxed at long term capital gains rates applicable to corporations. Net long-term capital gain distributions to individuals will be taxed long term capital gains rates applicable to individuals.

Exempt Interest Dividends

Under the present tax law, if the stock of a regulated investment company acquired after March 28, 1985, is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. Further, the six month requirement would be shortened under Treasury Department regulations to a period not less than the greater of 31 days or the period between regular dividend distributions if the regulated investment company regularly distributes at least 90% of its net tax-exempt interest.

Tax Exempt Bonds

Under laws in effect as of the date of this Statement of Additional Information, interest on obligations of states, territories, possessions of the U.S., the District of Columbia and political subsidiaries of these governmental entities is generally but not always exempt from state taxation in the state of issuance. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as “non-essential” bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax-exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. The Trust does not intend to purchase “non-essential purpose” bonds for the tax-exempt municipal bond funds. The IRS may audit issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from adjusted gross income.

Tax-Exempt Municipal Bond Funds

As a regulated investment company, we are qualified to pay “exempt interest dividends”, provided that at least 50% of our total assets are invested in municipal securities at the close of each quarter of our taxable year. Ordinarily, the dividends we pay from net income earned on our investments in Alabama, Kentucky, Mississippi, North Carolina, or Tennessee municipal securities will be exempt interest dividends for residents of those respective states. Shareholders receiving exempt interest dividends may exclude them from gross income for Federal income tax purposes. However, dividends to our shareholders from net income we may earn from investments in non-municipal securities will be fully taxable as interest income.

Taxable Municipal Bond Series

Ordinarily, the dividends we pay from net income earned on our investments in this Fund are not considered exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for Federal income tax

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purposes. Dividends paid by this Fund may also be subject to tax at the state level. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as “non-essential” bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax-exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. Interest earned on Build America Bonds held by the Taxable Municipal Bond Series is subject to tax at the Federal level and may be subject to tax at the state level.

Intermediate Government Bond Series

Ordinarily, the dividends we pay from net income earned on our investments are not considered tax exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for Federal income tax purposes. Dividends we pay from the net income earned on out investments in this Fund may be subject to state tax.

The above analysis is not all-inclusive and is subject to Federal regulations.

Alabama Tax Information

Insofar as the dividends we pay from the Alabama Fund qualify as “exempt interest dividends” for Federal income tax purposes, for residents of Alabama they will also be excludable from the shareholder’s gross income for Alabama income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Alabama income tax purposes as they have for Federal income tax purposes. This means that for residents of Alabama dividends paid by the Fund will ordinarily be excludable from gross income for Alabama state income tax purposes.

No representation is made as to the tax implications of an Alabama corporation or other entity.

Kentucky Tax Information

Insofar as the dividends we pay from the two Kentucky Funds qualify as “exempt interest dividends” for Federal income tax purposes, for residents of Kentucky they will also be excludable from the shareholder’s gross income for Kentucky income tax purposes. For Kentucky residents who own shares of the Taxable Municipal Bond Series or the Government Bond Series, dividends are taxable at the Federal level and a portion of dividends and distributions paid by the Trust may be subject to state tax. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Kentucky income tax purposes as they have for Federal income tax purposes. This means that for residents of Kentucky dividends paid by the two Kentucky Funds will ordinarily be excludable from gross income for Kentucky state income tax purposes.

Please consult your tax adviser for more details on how these Funds may affect your state tax liability.

Mississippi Tax Information

Insofar as the dividends we pay from the Mississippi Fund qualify as “exempt interest dividends” for Federal income tax purposes, for residents of Mississippi they will also be excludable from the shareholder’s gross income for Mississippi income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Mississippi income tax purposes as they have for Federal income tax purposes. This means that for residents of Mississippi dividends paid by the Fund will ordinarily be excludable from gross income for Mississippi state income tax purposes.

No representation is made as to the tax implications of a Mississippi corporation or other entity.

North Carolina Tax Information

Insofar as the dividends we pay from the North Carolina Series qualify as “exempt interest dividends” for Federal income tax purposes, for residents of North Carolina they will also be excludable from the shareholder's gross income for North Carolina income tax purposes. For North Carolina residents who own shares of the Taxable Municipal Bond Series or the Government Bond Series, a portion of dividends and distributions paid by the Trust are exempt from North Carolina

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income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for North Carolina income tax purposes as they have for Federal income tax purposes. This means that for residents of North Carolina dividends paid by the two North Carolina Funds will ordinarily be excludable from gross income for North Carolina state income tax purposes.

Shareholders of the two North Carolina Funds that are residents of North Carolina are not subject to North Carolina ad valorem taxes on their shares. For individual North Carolina residents who own shares of the Taxable Municipal Bond Series or the Intermediate Government Bond Series, a portion of the shares of that Fund are subject to North Carolina ad valorem tax.

No representation is made as to the tax implications of a North Carolina corporation or other entity.

Tennessee Tax Information

Insofar as the dividends we pay from the two Tennessee Funds qualify as “exempt interest dividends” for Federal income tax purposes, for residents of Tennessee they will also be excludable from the shareholder's gross income for Tennessee state income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Tennessee state income tax purposes as they have for Federal income tax purposes. This means that for residents of Tennessee dividends paid by the two Tennessee Funds will be excludable from gross income for Tennessee state income tax purposes.

Individual shareholders of the Tennessee Series are not subject to Tennessee ad valorem taxes on their shares or on the dividends and distributions they receive from us. For Tennessee residents who own shares of the Taxable Municipal Bond Series or the Intermediate Government Bond Series, a portion of the dividends paid by the Trust is exempt from Tennessee state income taxes.

No representation is made as to the tax implications of a Tennessee corporation or other entity.

Florida Tax Information

The state of Florida does not impose an individual income tax upon resident individuals. Accordingly, dividends received by individual Florida resident shareholders invested in the tax-exempt municipal bond funds, Taxable Municipal Bond Series, or Intermediate Government Bond Series are not subject to individual income tax

Effective January 1, 2007, individuals, married couples, personal representatives or estates, and businesses are no longer required to file an annual intangible personal property tax return reporting their stocks, bonds, mutual funds, shares of business trusts and unsecured notes. The Florida Legislature has repealed the annual tax on these properties.

No representation is made as to the tax implications of a Florida corporation or other entity.

Indiana Tax Information

Insofar as the dividends it pays qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Indiana income tax purposes. For Indiana residents who own shares of the Intermediate Government Bond Series, a portion of the dividends paid by the Fund are exempt from Indiana state income tax. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Indiana state income tax purposes as they have for Federal income tax purposes. This means that dividends paid by the tax-exempt municipal bond funds will ordinarily be excludable from gross income for Indiana state individual income tax purposes.

The state of Indiana does not impose intangible tax on resident individuals. Accordingly, individual Indiana resident shareholders of the tax-exempt municipal bond funds, the Taxable Municipal Bond Series, and the Intermediate Government Bond Series are not subject to Indiana ad valorem taxes on their shares.

No representation is made as to the tax implications of an Indiana corporation or other entity.

Texas Tax Information

The state of Texas does not impose an individual income tax or personal intangible property tax upon resident individuals. Accordingly, Texas resident shareholders of the tax-exempt municipal bond funds, the Taxable Municipal Bond Series, or

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the Intermediate Government Bond Series are not subject to individual income tax or personal intangible property tax on the dividends and distributions they receive from us.

No representation is made as to the tax implications of a Texas corporation or other entity.

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